                                                                   EXHIBIT 10.47


================================================================================







                       GENERAL CABLE CAPITAL FUNDING, INC.
                                   as Company,


                         GENERAL CABLE INDUSTRIES, INC.
                               as Master Servicer,

                                       and

                            THE CHASE MANHATTAN BANK
                            ------------------------
                                   as Trustee

                       on behalf of the Certificateholders

               ---------------------------------------------------

                         GENERAL CABLE 2001 MASTER TRUST

               ---------------------------------------------------


                     MASTER POOLING AND SERVICING AGREEMENT

                          ----------------------------

                             DATED AS OF MAY 9, 2001

                          ----------------------------

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
ARTICLE I      DEFINITIONS...................................................................1
        1.1    Definitions...................................................................1
        1.2    Other Provisions Pertaining to Definitions...................................22

ARTICLE II     CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES..........................23
        2.1    Conveyance of Receivables....................................................23
        2.2    Acceptance by Trustee........................................................26
        2.3    Representations and Warranties of the Company Relating to the Company........27
        2.4    Representations and Warranties of the Company Relating to the Receivables....30
        2.5    Reacquisition of Ineligible Receivables......................................31
        2.6    Purchase of Investor Certificateholders' Interest in Trust Portfolio.........31
        2.7    Affirmative Covenants of the Company.........................................32
        2.8    Negative Covenants of the Company............................................37

ARTICLE III    RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS...40
        3.1    Establishment of Collection Account; Certain Allocations.....................40

ARTICLE IV     RESERVED.....................................................................45

ARTICLE V      THE CERTIFICATES.............................................................45
        5.1    The Certificates.............................................................46
        5.2    Authentication of Certificates...............................................46
        5.3    Registration of Transfer and Exchange of Investor Certificates...............47
        5.4    Mutilated, Destroyed, Lost or Stolen Certificates............................49
        5.5    Persons Deemed Owners........................................................49
        5.6    Appointment of Paying Agent..................................................49
        5.7    Access to List of Certificateholders' Names and Addresses....................50
        5.8    Authenticating Agent.........................................................50
        5.9    Tax Treatment................................................................53
        5.10   Tender of Exchangeable Company Certificate...................................53
        5.11   Book-Entry Certificates......................................................55
        5.12   Notices to Clearing Agency...................................................56
        5.13   Definitive Certificates......................................................56

ARTICLE VI     OTHER MATTERS RELATING TO THE COMPANY........................................56
        6.1    Liability of the Company.....................................................56
        6.2    Limitation on Liability of the Company.......................................57
        6.3    Indemnification of the Trustee and the Trust.................................57

ARTICLE VII    EARLY AMORTIZATION EVENTS....................................................57
        7.1    Early Amortization Events....................................................57
        7.2    Additional Rights Upon the Occurrence of Certain Events......................59

ARTICLE VIII   THE TRUSTEE..................................................................59
        8.1    Duties of Trustee............................................................59
        8.2    Rights of the Trustee........................................................61
        8.3    Trustee Not Liable for Recitals in Certificates..............................63
        8.4    Trustee May Own Certificates.................................................63
        8.5    Trustee's Fees and Expenses..................................................63
        8.6    Eligibility Requirements for Trustee.........................................64
        8.7    Resignation or Removal of Trustee............................................65
        8.8    Successor Trustee............................................................65
        8.9    Merger or Consolidation of Trustee...........................................66
        8.10   Appointment of Co-Trustee or Separate Trustee................................66
        8.11   Tax Returns..................................................................67
        8.12   Trustee May Enforce Claims Without Possession of Certificates................68
        8.13   Suits for Enforcement........................................................68
        8.14   Rights of Investor Certificateholders to Direct Trustee......................68
        8.15   Representations and Warranties of Trustee....................................69
        8.16   Maintenance of Office or Agency..............................................69
        8.17   Limitation of Liability......................................................69

ARTICLE IX     TERMINATION..................................................................70
        9.1    Termination of Trust; Optional Repurchase....................................70
        9.2    Optional Repurchase and Final Termination Date of Investor Certificates
               of any Series................................................................70
        9.3    Final Payment with Respect to Any Series.....................................71
        9.4    Company's Termination Rights.................................................72

ARTICLE X      ADMINISTRATION AND SERVICING OF RECEIVABLES..................................73
        10.1   Acceptance of Appointment and Other Matters Relating
               to the Master Servicer.......................................................73

        10.2   Servicing Compensation........................................................75
        10.3   Representations, Warranties and Covenants of the Master Servicer..............76
        10.4   Reports and Records for the Trustee; Bank Account Statements..................79
        10.5   Notices to the Company, Trustee, Agents and Rating Agencies...................80
        10.6   Master Servicer Defaults......................................................80
        10.7   Trustee to Act; Appointment of Successor Servicer.............................83
        10.8   Notification to Certificateholders............................................84
        10.9   Waiver of Past Defaults.......................................................84
        10.10  Liability of the Master Servicer..............................................85
        10.11  Merger or Consolidation of, or Assumption of the Obligations of, General Cable
               Industries, Inc. as Master Servicer...........................................85
        10.12  Limitation on Liability of the Master Servicer and Others.....................86
        10.13  Master Servicer Indemnification of the Trust and the Trustee..................86
        10.14  The Master Servicer Not to Resign.............................................87
        10.15  Access to Certain Documentation and Information Regarding
                the Receivables..............................................................87
        10.16  Delegation of Duties..........................................................87
        10.17  Examination of Records........................................................87
        10.18  Annual Independent Public Accountants' Servicing Report and
               Other Reports.................................................................87

ARTICLE XI     MISCELLANEOUS PROVISIONS......................................................89
        11.1   Amendment.....................................................................89
        11.2   Protection of Right, Title and Interest to Trust..............................89
        11.3   Limitation on Rights of Certificateholders....................................90
        11.4   Governing Law.................................................................91
        11.5   Notices.......................................................................91
        11.6   Severability of Provisions....................................................92
        11.7   Assignment....................................................................93
        11.8   Certificates Nonassessable and Fully Paid.....................................93
        11.9   Further Assurances............................................................93
        11.10  No Waiver; Cumulative Remedies................................................93
        11.11  Counterparts..................................................................94
        11.12  Third-Party Beneficiaries.....................................................94
        11.13  Actions by Certificateholders.................................................94
        11.14  Merger and Integration........................................................94
        11.15  Headings......................................................................95
        11.16  No Set-Off....................................................................95
        11.17  No Bankruptcy Petition........................................................95

        11.18  Limitation of Liability......................................................95
        11.19  Certain Information; Confidentiality.........................................95
        11.20  Payments by Company..........................................................96

                                    SCHEDULES

Schedule 1     Receivables
Schedule 2     Identification of Accounts
Schedule 3     Special Obligor Limits
Schedule 4     Location of Chief Executive Office of the Company
Schedule 5     Contractual Obligations of the Company


                                    EXHIBITS

Exhibit A             Form of Exchangeable Company Certificate
Exhibit B-1           Form of Lockbox Agreement
Exhibit B-2           Form of Concentration Account Agreement
Exhibit C             Form of Daily Report
Exhibit D             Form of Quarterly Master Servicer's Certificate
Exhibit E             Form of Monthly Settlement Statement

        MASTER POOLING AND SERVICING AGREEMENT, dated as of May 9, 2001, among GENERAL CABLE CAPITAL FUNDING, INC., a Delaware corporation (the "Company"); GENERAL CABLE INDUSTRIES, Inc. (the "Parent"), a Delaware corporation (in its capacity as master servicer, the "Master Servicer"); and THE CHASE MANHATTAN BANK, (in its capacity as trustee hereunder, the "Trustee").

                                   BACKGROUND

        A. The Company and Parent, together with other subsidiaries of General Cable Corporation which may from time to time become parties thereto as the sellers of the Receivables (in such capacity, the "Sellers") are entering into a Receivables Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"). Pursuant to the Receivables Sale Agreement, the Company shall acquire all of the Sellers' right, title and interest in and to certain trade receivables and related property originated by the Sellers in the ordinary course of business.

        B. The Company has determined to convey its interest in such receivables and other property, in trust, to the Trustee hereunder.

        C. On the terms and conditions set forth in this Agreement and supplements to this Agreement entered into among the parties from time to time the trust created by this Agreement shall issue certificates to the Company, which will transfer certain of such certificates to third party investors.

                                    AGREEMENT

        NOW, THEREFORE, with the intent of being legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION I.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

        "Accounts" shall have the meaning specified in subsection 2.1(a)(vi).

        "Accrual Period" shall mean, for any Series, unless otherwise specified in the related Supplement, the period from and including a Distribution Date, or, in the case of the initial Accrual Period for such Series, the Issuance Date for such Series, to but excluding the succeeding Distribution Date.

        "Accumulation Period" shall have, with respect to any Series, the meaning specified in the related Supplement.

        "Adjusted Invested Amount" shall mean, with respect to any Series, the definition assigned to such term in the related Supplement.

        "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; provided that such Person shall not be deemed an Affiliate of another Person solely by reason of an individual serving as an officer or director of any Person. For purposes of this definition "control" of a Person means the power, directly or indirectly, either to (i) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" shall mean, with respect to any Series, the Person or Persons, if any, so designated in the related Supplement.

        "Aggregate Adjusted Invested Amount" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amounts with respect to all Outstanding Series.

        "Aggregate Allocated Receivables Amount" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series.

        "Aggregate Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Account on such day.

        "Aggregate Invested Amount" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series.

        "Aggregate Overconcentration Amount" shall mean, with respect to any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

        "Aggregate Receivables Amount" shall mean, with respect to any date of determination, (i) aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date minus (ii) the Aggregate Overconcentration Amount for such date.

        "Aggregate Target Receivables Amount" shall mean, with respect to any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.

        "Agreement" shall mean this Master Pooling and Servicing Agreement, as amended, modified or supplemented in accordance with the terms hereof, and including, unless expressly stated otherwise, each Supplement.

        "Allocable Charged-Off Amount" shall have, with respect to any Series, the meaning specified in subsection 3.1(e).

        "Allocable Recoveries Amount" shall have, with respect to any Series, the meaning specified in subsection 3.1(e).

        "Allocated Receivables Amount" shall mean, with respect to any Outstanding Series, the amount specified in the related Supplement.

        "Amortization Period" shall have, with respect to any Series, the meaning specified in the related Supplement (which may also include the designation "Accumulation/Amortization Period").

        "Book-Entry Certificateholder" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

        "Book-Entry Certificates" shall mean Certificates, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Book-Entry Certificateholders, such Certificates shall no longer be "Book-Entry Certificates".

        "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) another day on which commercial banking institutions or trust companies in the Commonwealth of Kentucky, the States of Delaware or New York or in the city where the Corporate Trust Office is located, are authorized or obligated by law, executive order or governmental decree to be closed; provided that, when used in connection with the calculation of LIBOR-based Certificate Rates, "Business Day" shall mean any Business Day on which dealings in Dollars between banks may be carried on in London, England and New York, New York.

        "Certificate" shall mean one of any Series of Investor Certificates, the Exchangeable Company Certificate or, if applicable, any Subordinated Company Certificate.

        "Certificate Rate" shall mean with respect to any Series and Class of Investor Certificates, the percentage interest/discount rate (or formula on the basis of which such interest/discount rate shall be determined) stated in the related Supplement.

        "Certificate Register" shall mean the register maintained pursuant to
Section 5.3(a), providing for the registration of the Certificates and transfers and exchanges thereof.

        "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

        "Certificateholders' Interest" shall have the meaning specified in subsection 3.1(b).

        "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables which, in accordance with the Polices of the applicable Seller, have or should have been written off during such Settlement Period as uncollectible, including without limitation the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

        "Class" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

        "Clearing Agency" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

        "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

        "Closing Date" shall mean May 9, 2001.

        "Collection Account" shall have the meaning specified in subsection 3.1(a).

        "Collections" shall mean all collections and all amounts received in respect of the Receivables transferred to the Trust, including Recoveries, Repurchase Payments and payments in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, money orders, wire transfers or any other form of cash payment, and all proceeds thereof (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds" as defined in Section 9-306 or any successor provision of the UCC as in effect in the State of New York).

        "Companion Series" shall have the meaning specified in Section 5.10(c).

        "Company" shall mean General Cable Capital Funding, Inc., a Delaware corporation.

        "Company Collection Subaccount" shall have the meaning specified in subsection 3.1(a).

        "Company Interest" shall have the meaning specified in subsection
3.1(b).

        "Concentration Account" shall mean an intervening deposit account in the name of the Company for the deposit of funds received in a Lockbox Account and electronic payments prior to their transfer to the Collection Account.

        "Concentration Account Agreement" shall mean a concentration account agreement in substantially the form set forth as Exhibit B-2.

        "Concentration Account Bank" shall mean a bank maintaining a Concentration Account.

        "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

        "Control" shall have the meaning provided within the definition of Affiliate.

        "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, New York, NY 10001, Attention: Institutional Services.

        "Credit Enhancer" shall mean, with respect to any Outstanding Series, that Person, if any, designated as such in the applicable Supplement.

        "Cut-Off Date" shall mean the close of business on April 27, 2001.

        "Daily Report" shall mean a report in the form of Exhibit C prepared by the Master Servicer, as supplemented by the requirements specified in any Supplement.

        "Defaulted Receivable" shall mean, with respect to each Seller, any Receivable (a) which is unpaid in whole or in part for more than 60 days after its original due date, or (b) which is a Charged-Off Receivable.

        "Definitive Certificates" shall have the meaning specified in Section 5.11.

        "Deposit Date" shall have the meaning specified in subsection 3.1(d)(i).

        "Depository" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

        "Depository Agreement" shall mean, with respect to any Series, an agreement among the Company, the Trustee and a Clearing Agency, or a letter of undertaking to a Clearing Agency by the Company and the Trustee, in each case in a form reasonably satisfactory to the Trustee and the Company.

        "Dilution Adjustments" shall have the meaning specified in Section 2.5 of the Receivables Sale Agreement.

        "Distribution Date" shall mean, except as otherwise set forth in the applicable Supplement, the 15th day of the month, beginning in the month immediately following the month of the Closing Date, or if such 15th day is not a Business Day, the next succeeding Business Day.

        "Dollars," "U.S. Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "Early Amortization Event" shall have, with respect to any Series, the meaning specified in Section 7.1 of this Agreement and in any Supplement for such Series.

        "Early Amortization Period" shall have, with respect to any Series, the meaning assigned to such term in Section 7.1 of this Agreement and in any Supplement for such Series.

        "Eligible Institution" shall mean a depository institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times (i) the deposits of such depository institution or trust company are insured by the Federal Deposit Insurance Corporation, (ii) the unsecured and uncollateralized debt obligations of such depository institution or trust company are rated in the highest long-term or short-term rating category, as the case may be, by each Rating Agency in accordance with the proviso below and (iii) such depository institution or trust company has a combined capital and surplus of at least $100,000,000; provided, however, that at all times the short-term deposits of any such depository or trust company shall have a credit rating from S&P, so long as it is a Rating Agency, and any other Rating Agency rating such bank or trust company, in the highest long-term investment category granted thereby or, if such institution does not have a long-term rating from S&P and/or such other Rating Agency, the highest short-term investment category granted by S&P and/or such other Rating Agency, as the case may be.

        "Eligible Investments" shall mean any book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                (b) federal funds, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein the commercial paper, certificates of deposit or other short-term unsecured and uncollateralized debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies rating such investment in one of the two highest investment categories granted thereby;

                (c) commercial paper rated, at the time of the investment or contractual commitment to invest therein, in one of the two highest rating categories by each Rating Agency rating such commercial paper;

                (d) investments in money market funds rated in the highest rating category by each Rating Agency rating such money market fund (provided, that if such Rating Agency is S&P, such rating shall be AAAm-G);

                (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; or

                (g) any other investment approved in writing by each Rating Agency.

        "Eligible Obligor" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

                (a)     it is a United States resident;

                (b) (i) if it is the United States federal government, or any subdivision thereof or any agency department or instrumentality thereof (a "Federal Government Obligor"), not more than 2.5% of the aggregate Principal Amount of the Eligible Receivables are owing by such Federal Government Obligors together with all other Federal Government Obligors that are otherwise Eligible Obligors, and (ii) if it is a state or local government or any subdivision thereof or any agency, department, or instrumentality thereof (a "State/Local Government Obligor"), not more than 1.0% of the aggregate Principal Amount of the Eligible Receivables are owing by such State/Local

Government Obligors together with all other State/Local Government Obligors that are otherwise Eligible Obligors;

                (c)     it is not a Seller or an Affiliate of a Seller; and

                (d) it is not the subject of any voluntary or involuntary bankruptcy proceeding; provided, however, that, if 25% or more of the Principal Amount of Receivables of an Obligor that is one of the ten largest Obligors (measured by Principal Amount of Receivables in the Trust) are reported as being aged 61 days or more after their respective original due dates as at the end of the Settlement Period immediately preceding the most recent Settlement Report Date (commencing with the May 2001 Settlement Report Date), such Obligor shall not be deemed an Eligible Obligor until such time as the Master Servicer furnishes the Rating Agencies and each Agent with a report (which may be part of a Daily Report or a Monthly Settlement Statement) indicating that less than 25% of the Principal Amount of Receivables of such Obligor then in the Trust are aged 61 days or more after their respective original due dates.

        "Eligible Receivable" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor in existence as of such date that satisfies the following eligibility criteria:

                (a) it constitutes either (i) an account within the meaning of Section 9-106 or any successor provision of the UCC of the State the law of which governs the creation and the perfection of the interest granted in it,
(ii) chattel paper within the meaning of Section 9-105 or any successor provision of such UCC (provided that, in order for such chattel paper to be eligible, the Master Servicer shall have certified to the Trustee in the related Daily Report that the terms of the contract or contracts giving rise to such chattel paper do not prohibit the assignment thereof) or (iii) a general intangible (to the extent that such Receivable includes interest, finance charges, returned check or late charges or sales or similar taxes) within the meaning of Section 9-106 of such UCC and, in any event, is not an instrument;

                (b)     it is not a Defaulted Receivable;

                (c) the products related to it shall have been delivered to the related Obligor or the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

                (d) it is denominated and payable only in U.S. Dollars in the United States;

                (e) it arose in the ordinary course of business from the sale of products or services of the related Seller and in accordance with the Policies of such Seller and, at such date of determination, such Seller continues to be a Seller under the Receivables Sale Agreement;

                (f) (i) it does not contravene any applicable law, rule or regulation and the applicable Seller is not in violation of any law, rule or regulation or contract, if any, from which such Receivable arose in any way that renders it unenforceable or would otherwise impair in any respect the collectability of such Receivable and (ii) it is not subject to any investigation or proceeding known by the Seller thereof that could reasonably be expected to adversely affect payment or enforceability thereof;

                (g) if the Company and the Trust are not excluded from the definition of "investment company" pursuant to Rule 3a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), it is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

                (h) it is not a Receivable purchased by a Seller from any Person;

                (i) it is not a Receivable for which the applicable Seller has established an offsetting specific reserve, provided that, a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not subject to an offsetting specific reserve thereof;

                (j) it is not a Receivable with original payment terms in excess of 90 days from the end of the month of its original invoice date, or in respect of which the Seller thereof has (i) entered into an arrangement with the Obligor pursuant to which payment of any portion of the purchase price has been extended or deferred, whether by means of a promissory note or by any other means, to a date more than 90 days from the end of the month of its original invoice date or (ii) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 90 days from the end of the month of its original invoice date or (iii) otherwise made any modification except in the ordinary course of business and consistent with the Policies of the Seller;

                (k) all required consents, approvals or authorizations necessary for the creation and enforceability of such Receivable and the effective assignment and sale thereof by the applicable Seller to the Company, and by the Company to the Trust, shall have been obtained with respect to such Receivable;

                (l) if such Receivable arose under a contract, the Seller thereof is not in default in any material respect under the terms of the contract, if any, from which such Receivable arose;

                (m) all right, title and interest in the Receivable has been validly sold by the Seller thereof to the Company pursuant to the Receivables Sale Agreement and the Seller had all right, title and interest in it prior to such sale;

                (n) the Company or the Trust will have good title to such Receivable, free and clear of all Liens other than such Liens described in clauses (i) and (iii) of the definition of Permitted

Liens and such Receivable has been the subject of either a valid transfer from the Company to the Trust or, alternatively, the grant of a first priority perfected security interest therein to the Trust free and clear of all Liens other than such Liens described in clauses (i) and (iii) of the definition of Permitted Liens;

                (o) it represents an enforceable obligation of the related Obligor to pay the full Principal Amount thereof and neither it nor the contract, if any, from which it arose is subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination (in each case, for amounts owed to such Obligor by Parent or any other Person) and there are no amounts owed by the Seller or any of its Affiliates to such Obligor or any of its Affiliates;; provided that a Receivable subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not so subject to dispute, offset, counterclaim, defense, rescission, recoupment or subordination;

                (p) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms.

                (q) as of the related Receivables Purchase Date, neither the Company nor the Seller has (i) taken any action that would impair the rights of the Trustee or the Investor Certificateholders therein or (ii) failed to take any action that was necessary to avoid impairing the rights therein of the Trustee or Investor Certificateholders;

                (r) each of the representations and warranties made in the Receivables Sale Agreement by the Seller of such Receivable is true and correct in all respects; and

                (s) at the time such Receivable was sold by the Seller to the Company under the Receivables Sale Agreement, no event described in subsection 7(d)(i) of the Receivables Sale Agreement (without giving effect to any requirement as to the passage of time) had occurred with respect to such Seller.

                (t) if such Receivable is due from one of the three largest Obligors whose Receivables arise from a Contract which imposes material performance obligations on the Seller and for which the Obligor has a potential right of offset in the event such contract is breached by Seller, the Principal Amount of such Receivable together with all other Eligible Receivables arising from such three largest Obligors does not exceed the sum of the Loss Reserve for each Series, provided that, a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent it does not cause such aggregate Receivables to exceed the sum of the Loss Reserve for each Series.

        "Eligible Successor Servicer" shall mean a Person which, at the time of its appointment as a Master Servicer (i) is legally qualified and has the corporate power and authority to service the Receivables transferred to the Trust, (ii) has demonstrated the ability to service a portfolio of similar receivables in accordance with high standards of skill and care, (iii) has a combined capital and surplus of at least $5,000,000.

        "Enhancement" shall mean, with respect to any Series (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust for the benefit of any Certificateholders of such Series, (ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Certificateholders of such Series, as designated in the applicable Supplement and/or (iii) the subordination of one Class of Certificates in a Series to another class in such Series or the subordination of any Certificate held by the Company to the Investor Certificates of such Series.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange" shall have the meaning specified in subsection 5.10(b).

        "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 5.10(b).

        "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 5.10(b).

        "Exchangeable Company Certificate" shall mean the certificate executed by the Company and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 5.10.

        "Existing Companion Series" shall have the meaning specified in Section 5.10(b).

        "Federal Government Obligor" shall have the meaning specified in clause
(b)(i) of the definition of Eligible Obligor.

        "Force Majeure Delay" shall mean, with respect to the Master Servicer, any cause or event which is beyond the control and not due to the negligence of the Master Servicer which delays, prevents or prohibits the delivery of Daily Reports and/or Monthly Settlement Statements, including, without limitation, acts of God or the elements and fire, but shall not include strikes; provided that no such cause or event shall be deemed to be a Force Majeure Delay unless the Master Servicer shall have given the Company and the Trustee written notice thereof as soon as possible after the beginning of such delay.

        "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

        "General Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the Master Servicer or the Company, as the case may be, (ii) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Master Servicer or the Company, as the case may be, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (iii) any condition precedent to any such action has been complied with.

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Indebtedness" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under capital leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person which would be reflected on a balance sheet of such Person prepared in accordance with GAAP and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. For purposes of any calculation hereunder, the amount of any Indebtedness outstanding at any time, except Indebtedness under clause (e) of this definition, shall be deemed to be equal to the then outstanding principal amount of such Indebtedness (including, with respect to capital leases, the implied principal amount thereof calculated in accordance with GAAP) and the amount of any Indebtedness outstanding at any time under clause (e) of this definition shall be equal to the lesser of (i) the then outstanding principal amount of, and all accrued and unpaid interest on, the liability secured by the applicable property and (ii) the then fair market value of such property.

        "Indemnified Amounts" shall have the meaning specified in Section 6.3.

        "Indemnified Party" shall have the meaning specified in Section 6.3.

        "Ineligible Receivable" shall have the meaning specified in Section 2.5(a).

        "Initial Invested Amount" shall mean, with respect to any Series, the amount stated as such in the related Supplement.

        "Insolvency Event" shall mean the occurrence of any one or more of the events specified in paragraph (a) of Section 7.1 (after giving effect to any passage of time specified therein).

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Invested Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

        "Invested Percentage" shall have, with respect to any Series, the meaning specified in the related Supplement.

        "Investment Earnings" shall have the meaning specified in subsection 3.1(c).

        "Investor Certificateholder" shall mean the holder of record of an Investor Certificate.

        "Investor Certificates" shall mean the Certificates executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form attached to the related Supplement, but shall not include the Exchangeable Company Certificate, any Subordinated Company Certificate specified in a Series Supplement or any other Certificate held by the Company.

        "Investment Period" shall have, with respect to any Series, the meaning specified in the related Supplement.

        "Issuance Date" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

        "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; provided, however, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, any Agent and each Rating Agency written evidence reasonably satisfactory to the Rating Agencies of the release of such lien, or such lien expires pursuant to Section 412(n)(4)(B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA.

        "Lockbox" shall mean the post office boxes listed on Schedule 2 to the Receivables Sale Agreement to which the Obligors are instructed to remit payments on the Receivables and/or such other post office boxes as may be established pursuant to the Receivables Sale Agreement.

        "Lockbox Account" shall mean the intervening deposit account used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to a Concentration Account.

        "Lockbox Agreement" shall mean a lockbox agreement in substantially the form set forth as Exhibit B-1.

        "Lockbox Processor" shall mean the depository institution or processing company (which may be the Trustee) which processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

        "Loss Reserve" means, with respect to any Series, as of any date of determination during the Series 2001-1 Revolving Period or a corresponding revolving period for any additional Series, an amount equal to the product of
(i) Invested Amount for such Series on such day (after giving effect to any increase or decrease thereof on such day) and (ii) a fraction, the numerator of which is the Loss Reserve Ratio, and the denominator of which is one minus the Loss Reserve Ratio.

        "Master Servicer" shall initially mean General Cable Industries, Inc. in its capacity as Master Servicer under the Transaction Documents and, after any Servicing Transfer, the Successor Servicer.

        "Master Servicer Default" shall have, with respect to any Series, the meaning specified in Section 10.6 of this Agreement and, if applicable, as supplemented by the related Supplement for such Series.

        "Material Adverse Effect" shall mean (i) with respect to any Seller or the Master Servicer, (a) a materially adverse effect on the business or condition (financial or otherwise) of such Person, (b) a material impairment of the ability of such Person, to perform its obligations under the Transaction Documents to which it is a party, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against such Person or any of its Affiliates, (d) a material impairment of the collectability of any Receivables, or (e) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders or (ii) with respect to the Company, (a) a materially adverse effect on the business or condition (financial or otherwise) of the Company, (b) a material impairment of the ability of the Company to perform its obligations under the Transaction Documents to which it is a party, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against the Company, (d) a material impairment of the collectability of any Receivable, or (e) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders and (iii) with respect to any other Person, a materially adverse effect on the business or condition (financial or otherwise) of such Person.

        "Moody's" shall mean Moody's Investor Service, Inc. or any successor thereto.

        "Monthly Settlement Statement" shall have the meaning specified in
Section 10.4(c).

        "New Series" shall have the meaning specified in Section 5.10(b).

        "Obligor" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

        "Obligor Limit" means, with respect to each Eligible Obligor having an unsecured long-term debt rating (or equivalent shadow rating) from each of S&P and Moody's as described below, an amount equal to the applicable percentage listed opposite such Obligor times the aggregate outstanding balance of Eligible Receivables as of the immediately preceding Business day:

                                                           EQUIVALENT
                                                           SHORT-TERM           APPLICABLE
            LONG-TERM RATING OF OBLIGOR                      RATING             PERCENTAGE
----------------------------------------------------    -----------------    ------------------

AAA-/Aaa3 or higher                                         A-1+/P-1                10%

AA-/Aa3 or higher (but lower than AAA-/Aaa3)                A-1/P-1                 8%

A-/A3 or higher (but lower than AA-/Aa3)                    A-2/P-2                 6%

BBB-Baa3 or higher (but lower than A-/A3                    A-3/P-3                 5%

Lower than BBB-Baa3 or Not Rated                           Lower than               4%
                                                             A-3/P-3


For purposes of calculating the foregoing, (i) if an Eligible Obligor's unsecured long-term debt rating (or equivalent shadow rating) results in two different Obligor Limits (because of differences in the long-term unsecured debt ratings assigned by each of the Rating Agencies), the lower Obligor Limit shall be the Obligor Limit for such Obligor; (ii) in the case of an Eligible Obligor which is affiliated with one or more other Eligible Obligors, the foregoing Obligor Limits shall be calculated as if such Obligor and such Affiliated Obligors were one Obligor and (iii) an Obligor which does not have a long-term debt rating from S&P and/or Moody's but which has the equivalent short-term rating from such rating agency as described above shall be deemed to have the related long-term rating.

        "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, Chief Financial

Officer, any Vice President or Treasurer of the Master Servicer or the Company, as the case may be, or, in the case of a Successor Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer.

        "Opinion of Counsel" shall mean a written opinion of counsel, of national or regional reputation with experience in the matters to which the opinion relates, designated by the Company or the Master Servicer, as the case may be, which is reasonably acceptable to the Trustee.

        "Optional Repurchase Percentage" shall mean, with respect to any Series, the percentage stated as such in the related Supplement.

        "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

        "Overconcentration Amount" shall mean, with respect to each Eligible Obligor as of any date of determination, the excess, if any, of the aggregate Principal Amount of Eligible Receivables of such Eligible Obligor over the Obligor Limit of such Eligible Obligor.

        "Parent" shall mean General Cable Industries, Inc., a Delaware corporation.

        "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.6 and, unless otherwise specified in the related Supplement of any Outstanding Series and with respect to such Series, shall initially be the Trustee.

        "Permitted Liens" shall mean, at any time, for any Person:

                (i) Liens created pursuant to this Agreement, the Receivables Sale Agreement, any Lockbox Agreement or any Concentration Account Agreement;

                (ii) Liens for taxes, assessments or other governmental charges or levies not yet due, or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of such Person; and

                (iii) Liens (including any described in clause (ii) above) securing obligations not exceeding $100,000 in aggregate amount at any time outstanding; provided that such Liens are being contested (or their release is being sought) in good faith by appropriate proceedings diligently conducted.

        "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

        "Policies" shall mean, with respect to each Seller, or the Master Servicer as the case may be, credit and collection policies of such Seller or the Master Servicer, copies of which have been previously delivered to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

        "Potential Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

        "Potential Purchase Termination Event" shall have the meaning specified in the Receivables Sale Agreement.

        "Potential Master Servicer Default" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Master Servicer Default hereunder or under any Supplement.

        "Prepayment Request" shall have the meaning, with respect to any Outstanding Series, specified in the related Supplement.

        "Principal Amount" shall mean, with respect to any Receivable, the amount due thereunder.

        "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 5.10(c).

        "Purchase Termination Event" shall have the meaning specified in the Receivables Sale Agreement.

        "Rating Agency" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement.

        "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Company, the Master Servicer, any Agent and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency.

        "Receivable" shall mean the indebtedness and payment obligations of any Person to a Seller arising from a sale of products or merchandise or the provision of services by such Seller, including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto.

        "Receivables Purchase Date" shall mean, with respect to any Receivable, the Business Day on which the Company purchases such Receivable from the Seller and transfers such Receivable to the Trust.

        "Receivables Sale Agreement" shall mean the Receivables Sale Agreement, dated as of May 9, 2001, among the Sellers, the Master Servicer and the Company, as buyer, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

        "Record Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.

        "Recoveries" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

        "Related Property" shall mean, with respect to each Receivable:

                (a) all of the applicable Seller's interest in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable;

                (b) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

                (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise.

        "Repurchase Date" shall have the meaning specified in Section 2.6(a).

        "Repurchase Payments" shall mean the collective reference to payments of Transfer Deposit Amounts.

        "Repurchase Terms" shall mean, with respect to any Series, the terms and conditions under which the Company may repurchase such Series pursuant to
Section 9.2, as modified by the related Supplement.

        "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, any Assistant Vice President, Trust Officer, any Assistant Secretary or any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers in each case having direct responsibility for the administration of this Agreement and (ii) when used with respect to any other Person, the Chief Executive Officer and the President or the Treasurer or the Chief Financial Officer or any Vice President in the finance department of such Person.

        "Revolving Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

        "Rule 144A Information" shall have the meaning specified in subsection 11.19(b).

        "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

        "Scheduled Amortization Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

        "Securities Act" shall mean the United States Securities Act of 1933, as amended.

        "Seller" shall mean General Cable Industries, Inc., together with any other Subsidiary of General Cable Corporation, which has been added as a Seller in accordance with the provisions of the Receivables Sale Agreement, in its capacity as a seller under the Receivables Sale Agreement.

        "Series" shall mean any series of Investor Certificates, the terms of which are set forth in a Supplement.

        "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

        "Series Collection Subaccount" shall have the meaning specified in subsection 3.1(a).

        "Series Collection Sub-subaccount" shall have the meaning specified in subsection 3.1(a).

        "Series Non-Principal Collection Sub-subaccount" shall have the meaning specified in subsection 3.1(a).

        "Series Principal Collection Sub-subaccounts" shall have the meaning specified in subsection 3.1(a).

        "Series Termination Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.

        "Servicing Fee" shall have the meaning specified in subsection 10.2(a).

        "Servicing Fee Percentage" shall mean 1% per annum.

        "Servicing Transfer" shall have the meaning specified in Section 10.6.

        "Settlement Period" shall mean, initially, the period commencing on April 27, 2001 and ending May 25, 2001 and thereafter the period beginning as the day after the last day of the prior Settlement Period and ending on the last business day of the week four weeks thereafter or, if the month in which such Settlement Period would otherwise end is the last month of a calendar quarter, the last day of such calendar month.

        "Settlement Report Date" shall mean, except as otherwise set forth in the applicable Supplement, the 10th day of each calendar month commencing on May 10, 2001 or, if such 10th day is not a Business Day, the next succeeding Business Day but in no event less than two (2) Business Days prior to the Distribution Date.

        "Special Allocation Settlement Report Date" shall have the meaning specified in subsection 3.1(e).

        "Special Obligor" shall mean each Eligible Obligor whose name is set forth on Schedule 3, which Schedule may be amended from time to time (including any amendment to any Special Obligor Limit set forth thereon) upon satisfaction of the Rating Agency Condition and consent of each Agent.

        "Special Obligor Limit" shall mean, with respect to any Special Obligor, the applicable percentage set forth opposite the name of such Special Obligor on
Schedule 3, which percentage may be amended form time to time in the manner provided in the definition of Special Obligor.

        "Specified Bankruptcy Opinion Provisions" shall mean factual assumptions and premises supporting the conclusions in the legal opinion of Blank Rome Comisky & McCauley LLP relating to certain bankruptcy matters delivered on the Closing Date.

        "State/Local Government Obligor" shall have the meaning specified in clause (b)(ii) of the definition of Eligible Obligor.

        "Subordinated Certificate Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

        "Subordinated Company Certificate" shall mean any Certificate issued to the Company pursuant to the Supplement for any Series which represents an interest in the Trust Assets which is subordinated to the Investor Certificates of such Series.

        "Subordinated Note" shall have the meaning specified in Section 8.1 of the Receivables Sale Agreement.

        "Subsidiary" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

        "Successor Servicer" shall have the meaning specified in Section 10.7.

        "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 5.10, executed in conjunction with the issuance of any Series.

        "Target Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement.

        "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel (which may make such assumptions as were made in connection with any federal income tax opinion delivered in connection with the original issuance of the Investor Certificates) to the effect that, for federal income tax purposes,
(a) such action will not (or, in the case of any class of Certificates with respect to which the tax opinion delivered upon the issuance of the Certificates indicated that such Certificate should be treated as debt, should not) result in any Investor Certificates of any Outstanding Series or Class not retained by the Company being characterized other than as indebtedness or result in the Trust being characterized as an association (or a publicly traded partnership) taxable as a corporation and (b) in the case of an issuance of a new Series pursuant to
Section 5.10, the Investor Certificates of the new Series, if any, which are not retained by the Company will be characterized as indebtedness.

        "Termination Notice" shall have the meaning specified in Section 10.6.

        "Transaction Documents" shall mean the collective reference to this Agreement, each Supplement with respect to any Outstanding Series, the Receivables Sale Agreement, the Lockbox Agreements, the Concentration Account Agreements, the Certificates and any other documents or agreements delivered pursuant to or in connection therewith.

        "Transfer Agent and Registrar" shall have the meaning specified in
Section 5.3(a) and shall initially be the Trustee.

        "Transfer Deposit Amount" shall have the meaning specified in subsection 2.5(b).

        "Transferred Agreements" shall have the meaning assigned in subsection 2.1(a)(v).

        "Trust" shall mean the General Cable 2001 Master Trust created by this Agreement.

        "Trust Assets" shall have the meaning specified in Section 2.1.

        "Trust Termination Date" shall have the meaning specified in subsection 9.1(a).

        "Trustee" shall mean the institution executing this Agreement as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

        "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any relevant jurisdiction.

        SECTION I.2 OTHER PROVISIONS PERTAINING TO DEFINITIONS.

                (a) All terms defined in this Agreement, or in any Supplement, shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                (d) The definitions contained in Section 1.1 are applicable to the singular as well as the plural forms of such terms and to the masculine, the feminine and the neuter genders of such terms.

                (e) Where a definition contained in Section 1.1 specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating (or include in its definition) the specific Series or Class to which such definition shall apply.

                (f) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.1) of such Receivables.

                (g) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code, UCC or ERISA shall be deemed a reference to any successor provision thereto.

                (h) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended or modified from time to time, subject to compliance with any restrictions herein on the amendment or modification of such agreement or instrument.



                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

        SECTION II.1 CONVEYANCE OF RECEIVABLES.

                (a) By execution and delivery of this Agreement and in consideration for its receipt of the Certificates issued to it hereunder on the Issuance Date, the Company does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse (except as specifically provided herein), all of its present and future right, title and interest in, to and under:

                        (i) all Receivables, including those existing at the close of business on the Cut-Off Date and all Receivables thereafter arising from time to time until but not including the Trust Termination
Date;

                        (ii)    the Related Property;

                        (iii)   all Collections;

                        (iv) all rights of the Company (including rescission, replevin or reclamation), relating to any Receivable or arising therefrom;

                        (v) the Receivables Sale Agreement, including, (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) all claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in subclauses (v)(A)-(E), inclusive, the "Transferred Agreements");

                        (vi) the Collection Account, each Lockbox, each Lockbox Account (including an assignment of the related Lock Box Agreement), and each Concentration Account (including an assignment of the related Concentration Account Agreement) (collectively, the "Accounts"), including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in such Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for any of the then existing Accounts and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Accounts; and

                        (vii) all proceeds of or payments in respect of any and all of the foregoing clauses (i) through (vi) (including proceeds that constitute property of the types described in clause (vi) above and including Collections) but excluding the Certificates.

Such property described in the foregoing clauses (i) through (vii), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Certificateholders for payment to Certificateholders shall constitute the assets of the Trust (the "Trust Assets").

                (b) The transfer, assignment, setover and conveyance to the Trust pursuant to Section 2.1(a) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, setover and conveyance shall be construed accordingly. In connection with the foregoing transfer, the Company and the Master Servicer shall deliver to the Trustee each Trust Asset (including any original documents or instruments included in the Trust Assets as are necessary to effect such transfer) in which the transfer of an interest is perfected on a first priority basis under the UCC other than by filing a financing statement or similar document.

                Notwithstanding the transfer, assignment, setover and conveyance of the Transferred Agreements set forth in Section 2.1(a), the Company does not hereby assign or delegate any of its duties or obligations under the Receivables Sale Agreement to the Trust or the Trustee and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Receivables from the Sellers thereunder from time to time. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Certificateholder, of any obligation of the Master Servicer, the Company, any Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

                In connection with such transfer, the Company agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) or, where applicable, registrations in the appropriate records, with respect to the Receivables now existing and hereafter created and the other Trust Assets (with respect to any other Trust Assets a security interest in which may be perfected under the relevant UCC, legislation or similar statute by such filing or registration, as the case may be) meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer and assignment of the Receivables and such other Trust Assets (excluding returned merchandise) to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Trustee on or promptly following (and in any event within two Business Days of) the date of issuance of any Certificates. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing or other registration under the UCC, other relevant legislation or similar statute in connection with such transfer. The Trustee shall be entitled to conclusively rely on the filings or registrations made by or on behalf of the Company without any independent investigation and the Company's obligation to make such filings as evidence that such filings have been made.

               In connection with such transfer, the Company further agrees, at its own expense, on or prior to the Closing Date (a) to indicate, or to cause to be indicated, in its computer files containing its master database of the Receivables and to cause each of the Sellers to indicate in its records containing its master database of the Receivables that the Receivables have been sold to the Company and transferred to the Trust, as the case may be, pursuant to the Receivables Sale

Agreement and this Agreement, as applicable, for the benefit of the Certificateholders and (b) on or prior to the Closing Date, to deliver or cause to be delivered to the Trustee computer tapes or disks containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the Cut-Off Date: (i) the identification or reference number assigned to such Receivable by the Company and (ii) the Principal Amount of such Receivable. Such tapes or disks shall be marked as Schedule 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

                (c) The parties to this Agreement intend that the transactions contemplated by this Agreement constitute true and absolute sales and conveyances of the Trust Assets by the Company. To the extent that the conveyance of Receivables and other Trust Assets under this Agreement is characterized, notwithstanding this express intent of the parties, by a court or other Governmental Authority of competent jurisdiction as a financing, it is, in the alternative, intended by the parties hereto that the assignment, conveyance and transfer by the Company of its right, title and interest in the Receivables and other Trust Assets to the Trustee hereunder constitute the grant of a first priority security interest under Section 1-201 of the applicable UCC. Accordingly, the Company hereby grants to the Trustee on the terms and conditions of this Agreement a first priority security interest in and against all of the Company's right, title and interest in the Receivables and the other Trust Assets, whether now or hereafter existing or acquired, for the purpose of
(i) securing the rights of the Trustee for the benefit of the Certificateholders under this Agreement and (ii) securing the payment and performance of the applicable Invested Amounts (including interest thereon) and the Company's obligations hereunder and the right, ability and obligation of the Trust to make all payments required to be made in accordance with the terms and conditions of this Agreement. To the extent that the conveyance of Receivables hereunder is characterized by a court or other Governmental Authority of competent jurisdiction as a financing, the parties agree that this Agreement constitutes a "security agreement" under applicable laws.

        SECTION II.2 ACCEPTANCE BY TRUSTEE.

                (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, transferred to the Trust pursuant to Section 2.1 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders.

                (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

        SECTION II.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE COMPANY. The Company hereby represents and warrants to the Trust, for the benefit of the holders of Certificates of each Series, as of the Issuance Date of such Series and as of each Receivables Purchase Date that:

                (a)     Corporate Existence; Compliance with Law. The Company
(i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority and the legal right to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted and as proposed to be conducted, (iii) is duly qualified as a foreign corporation to do business and in good standing under the laws of each jurisdiction where such qualification is necessary and (iv) is in compliance with all Requirements of Law except, in the case of clause (iii) and (iv), to the extent that a failure to qualify or comply, as the case may be, would not be reasonably likely to have a Material Adverse Effect. The Company does not engage in activities prohibited by the Transaction Documents or its certificate of incorporation.

                (b) Corporate Power; Authorization. The Company has the corporate power and authority and the legal right to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against the Company other than (i) those which have duly been obtained or made and are in full force and effect on the Closing Date, (ii) any filings of UCC-1 financing statements necessary to perfect the Company's or the Trust's interest in the Trust Assets, (iii) those that may be required, if any, under the state securities or "blue sky" laws in connection with the offering or sale of certificates and (iv) any such consent, authorization, filing notice or other act, the absence of which would not reasonably be likely to have a Material Adverse Effect. This Agreement and each other Transaction Document to which the Company is a party have been duly executed and delivered on behalf of the Company.

                (c) Enforceability. This Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligation of the Company enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                (d) No Legal Bar. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party will not violate any Requirement of Law or Contractual Obligation of the Company, and will not result in, or require, the creation or imposition of any Lien (other than Liens contemplated hereby) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                (e) No Material Litigation. (i) There are no actions, suits, investigations or proceedings at law or in equity (including, without limitation, injunctions, writs or restraining orders) by or before any arbitrator, court or Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any properties, revenues or rights of the Company which (a) involve this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, or (b) would be reasonably likely to adversely impair the performance of the Company under the Transaction Documents or have a Material Adverse Effect with respect to the Company.

                        (ii) The Company is not in default under or with respect to any Requirement of Law where such default would be reasonably likely to have a Material Adverse Effect. The transactions hereunder and the use of proceeds thereof will not violate any Requirement of Law.

                (f) No Default. The Company is not in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably likely to have a Material Adverse Effect. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

                (g) Tax Returns. The Company has filed or caused to be filed all tax returns which are required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable, and any assessments made against it or any of its property. No tax Lien has been filed, and, to the best knowledge of the Company, no claim is being asserted, with respect to any taxes. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

                (h) Location of Records; Chief Executive Office; No Trade Names or Change in Name. The offices at which the Company keeps its records concerning the Receivables either (i) are located at the addresses set forth for the applicable Seller on Schedule 1 of the Receivables Sale Agreement or (ii) have been identified by notice to the Trustee in accordance with the provisions of subsection 2.8(l) and Section 11.5 of this Agreement. The sole place of business and chief executive office of the Company is located at the address set forth on Schedule 4 and is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the applicable UCC. The state and county where the sole place of business and chief executive office of the Company is "located" for the purposes of Section 9-103(3)(d) of the applicable UCC has not changed in the past four months. The Company does not use any trade name, fictitious name, assumed name, or doing- business-as name other than its actual corporate name. During the six-year period commencing on the date that fell six years before the date hereof, the Company has not been known by any legal name other than its corporate name as of the date hereof, nor has it been the subject of any merger or other corporate reorganization.

                (i) Solvency. (i) The fair salable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities

(including contingent liabilities) of the Company. After giving effect to the transactions to occur on each Issuance Date under the Transaction Documents to which the Company is a party, the fair salable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company.

                        (ii) The assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. After giving effect to the transactions to occur on the Issuance Date under the Transaction Documents to which the Company is party, the assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

                        (iii) The Company does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by the Company and of amounts to be payable on or in respect of debt of the Company.

                (j) Investment Company. Neither the Company nor the Trust is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such act.

                (k) Ownership; Subsidiaries. All of the issued and outstanding capital stock of the Company is owned, legally and beneficially, by Parent. The Company has no Subsidiaries.

                (l) Names. The legal name of the Company is as set forth in this Agreement. The Company has no trade names, fictitious names, assumed names or "doing business as" names.

                (m) Undisclosed Liabilities. The Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due which would be reasonably likely to have a Material Adverse Effect.

                (n) Use of Proceeds; Federal Reserve Board Regulation. No proceeds of the issuance of any Investor Certificates will be used by the Company to purchase or carry any margin security. The Company is in compliance with all applicable regulations of the Board of Governors of the Federal Reserve System (including, without limitation, Regulations U and G with respect to "margin stock").

                (o) Collection Procedures. The Company and any applicable Seller have in place procedures which are either necessary or advisable to ensure the timely collection of Receivables.

                (p) Lockbox Agreements; Lockbox Accounts; Concentration Account Agreements; Concentration Accounts. Except to the extent otherwise permitted under the terms of this Agreement, (i) each Lockbox Agreement and Concentration Account Agreement to which the

Company is party is in full force and effect and (ii) each Lockbox Account and Concentration Account set forth in Schedule 2 to the Receivables Sale Agreement is free and clear of any Lien.

                The representations and warranties as of the date made set forth in this Section 2.3 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Master Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties in any material respect as of the date made, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.2(g).

        SECTION II.4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE RECEIVABLES. The Company hereby represents and warrants to the Trust, for the benefit of the holders of Certificates of each Outstanding Series, (x) as of the Issuance Date of such Series, and (y) with respect to each Receivable transferred to the Trust after such Issuance Date, as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

                (a) As of the Cut-Off Date, Schedule 1 to this Agreement sets forth an accurate and complete listing of all Receivables transferred to the Trust as of the Cut-Off Date and the information contained therein with respect to the identity of each such Receivable is true and correct in all material respects as of the Cut-Off Date.

                (b) Each Receivable existing on the Closing Date or, in the case of Receivables transferred to the Trust after the Closing Date, on the date that each such Receivable shall have been transferred to the Trust, has been conveyed to the Trust free and clear of any Lien, except for Permitted Liens.

                (c) On the Closing Date, each Receivable transferred to the Trust that is included in the calculation of the initial Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables transferred to the Trust after the Closing Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable.

                The representations and warranties as of the date made set forth in this Section 2.4 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Master Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties in any respect as of the date made, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.2(g).

        SECTION II.5 REACQUISITION OF INELIGIBLE RECEIVABLES.

                (a) Reacquisition Obligation. If (i) any representation or warranty under subsections 2.4(a), (b) or (c) is not true and correct in any respect as of the date specified therein with respect to any Receivable transferred to the Trust that is included in the calculation of the Aggregate Receivables Amount, (ii) there is a breach of any covenant under subsection 2.8(c) with respect to any Receivable or any representation or warranty under
Section 2.3 is not true and correct and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable or (iii) the Trust's interest in any Receivable is not a first priority perfected ownership or security interest at any time (any Receivable as to which the conditions specified in any of clause (i), (ii) or (iii) of this subsection 2.5(a) exists is referred to herein as an "Ineligible Receivable") then, after the earlier to occur of the discovery by the Company of any such event which continues unremedied, or receipt by the Company of written notice given by the Trustee or the Master Servicer of any such event which continues unremedied, the Company shall reacquire or cause to be reacquired such Ineligible Receivable on the terms and conditions set forth in subsection 2.5(b).

                (b) Reacquisition of Receivables. Subject to the last sentence of this subsection 2.5(b), the Company shall reacquire, or cause to be reacquired, each Ineligible Receivable required to be reacquired pursuant to subsection 2.5(a) by depositing or causing to be deposited in the Collection Account in immediately available funds on the Business Day following the date on which such reacquisition obligation arises an amount (the "Transfer Deposit Amount") equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Allocated Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of each such Ineligible Receivable. Upon transfer or deposit of the Transfer Deposit Amount, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Company, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such reacquired Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Company to effect the conveyance of such Ineligible Receivables pursuant to this subsection. Except as otherwise specified in any Supplement, the obligation of the Company to reacquire any Ineligible Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders) unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

        SECTION II.6 PURCHASE OF INVESTOR CERTIFICATEHOLDERS' INTEREST IN TRUST PORTFOLIO.

                (a) In the event of any breach of any of the representations and warranties set forth in Section 2.3 as of the date made, which breach has a Material Adverse Effect with respect to any Outstanding Series, then the Trustee, at the written direction of holders evidencing more than 50% of the Invested Amount of such Outstanding Series, shall notify the Company in writing and shall direct the Company to purchase such Outstanding Series and the Company shall be obligated to make such purchase on the next Distribution Date (the "Repurchase Date") occurring at least five Business Days after receipt of such notice on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by the Repurchase Date, the representations and warranties contained in Section
2.3 shall be satisfied or any Material Adverse Effect on the holders of such Outstanding Series caused thereby shall have been cured; provided further that, in the event that the holders evidencing more than 50% of the Invested Amount of such Outstanding Series shall determine that no such purchase is required, such holders shall provide written notice of such determination to the Trustee.

                (b) The Company shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day preceding the Repurchase Date an amount equal to the purchase price (as described in the next succeeding sentence) for the Certificateholders' Interest for such Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of such Outstanding Series on the Repurchase Date plus (ii) an amount equal to all interest accrued but unpaid on such Series up to the Repurchase Date plus (iii) any other amount then payable in connection therewith pursuant to any Supplement. Payment of such purchase price into the applicable subaccount of the Collection Account in immediately available funds shall be considered a payment of the entire amount, if any, to be distributed to Certificateholders. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the related Investor Certificateholders on the Repurchase Date in the manner contemplated in Section 9.2, and the related Investor Certificates shall be canceled and disposed of in a customary manner satisfactory to the Trustee. If the Trustee gives notice directing the Company to purchase the Certificates of an Outstanding Series as provided in paragraph (a) above, except as otherwise specified in any Supplement, the obligation of the Company to purchase such Certificates pursuant to this Section 2.6 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section
2.6 available to the applicable Investor Certificateholders (or the Trustee on behalf of such Investor Certificateholders) unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

        SECTION II.7 AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

                (a)     Financial Statements.

                        (i) Furnish to the Trustee, each Agent and the Rating Agencies, as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the balance sheet of the Company as at the end of such year and the related statements of income and retained earnings and cash flows for such year, setting forth in each case (beginning with the financial statements delivered for 2002) in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing which constitute one of the accounting firms commonly referred to as the "big five" accounting firms (or any successors thereto). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants and disclosed therein).

                        (ii) Furnish to the Trustee and each Agent, as soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarters of the Company, a copy of the unaudited balance sheet of the Company as at the end of such quarter and the related unaudited statements of income and retained earnings and cash flows for such quarter, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end and quarter-end audit adjustments).

                        (iii) Concurrently with the delivery of the financial statements referred to in clause (i) above, furnish to the Trustee and each Agent, a certificate of the independent certified public accountants reporting on such financial statements stating that in making their audit no knowledge was obtained of any Early Amortization Event or Potential Early Amortization Event insofar as the same relates to any financial accounting matters covered by their audit, except as specified in such certificate.

                (b) Payment of Obligations; Compliance with Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where (i) the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or (ii) the failure to so pay, discharge or satisfy all such obligations would not, in the aggregate, be reasonably likely to have a Material Adverse Effect and would not subject any property of the Company to any Lien not permitted by subsection 2.8(c). The Company shall defend the right, title and interest of the Certificateholders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, the Sellers or the Master Servicer. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Certificateholders in such Receivable.

                (c) Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee (other than any Investor Certificateholder) and any Investor Certificateholder that is required by applicable statutes or regulations to review such documentation upon reasonable advance notice to visit and inspect any of its properties and examine and to the extent reasonable make abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be desired according to the Company's normal security and confidentiality requirements. The Company will also permit representatives of the Trustee (other than an Investor Certificateholder) to discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company and with its independent certified public accountants; provided, that the Trustee shall notify the Company prior to any contact with such accountants and shall give the Company the opportunity to participate in such discussions.

                (d) Compliance with Law and Policies. (i) Comply with all Requirements of Law applicable to the Company except to the extent that failure to so comply would not be reasonably likely to have a Material Adverse Effect.

                        (ii) Perform its obligations, and cause each Seller to perform its obligations, in accordance with and comply with the Policies, as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables and the Related Property except to the extent that failure to so comply would not be reasonably likely to have a Material Adverse Effect with respect to the Company or such Seller.

                (e) Purchase of Receivables. Purchase Receivables solely pursuant to the Receivables Sale Agreement or this Agreement.

                (f) Delivery of Collections. In the event that the Company receives Collections directly from Obligors, mail or deposit such Collections into a Lockbox or the Collection Account within one Business Day after receipt thereof by the Company.

                (g) Notices. Promptly (and, in any event, within two Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to a Responsible Officer of the Trustee, each Rating Agency and each Agent for any Outstanding Series of:

                        (i) the occurrence of any Early Amortization Event, Potential Early Amortization Event, Master Servicer Default, Potential Master Servicer Default, Purchase Termination Event or Potential Purchase Termination Event; and

                        (ii) any Lien not permitted by subsection 2.8(c) on any Receivable or any other Trust Assets.

                (h) Lockboxes; Concentration Accounts. (i) Maintain, and keep in full force and effect, each Lockbox Agreement and Concentration Account Agreement to which the Company is a party, except to the extent otherwise permitted under the terms of this Agreement and the other Transaction Documents and (ii) ensure that each related Lockbox Account and Concentration

Account shall be free and clear of, and defend each such Lockbox Account and Concentration Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

                (i)     Separate Corporate Existence.

                        (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds of Parent or any other Subsidiary or Affiliate of Parent;

                        (ii) To the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

                        (iii) To the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm's length basis;

                        (iv) Maintain a separate phone number and a principal executive and administrative office through which its business is conducted separate from those of Parent and its Affiliates. To the extent that the Company and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                        (v) Issue separate financial statements prepared not less frequently than quarterly and prepared in accordance with GAAP;

                        (vi) Conduct its affairs in its own name and strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                        (vii) Not assume or guarantee any of the liabilities of the Master Servicer or any Affiliate thereof or act as an agent for any such entity;

                        (viii)  (x) Be responsible for paying its own expenses,
(y) not file a bankruptcy petition without the consent of its Independent Directors (as defined in the Certificate of Incorporation of the Company) and
(z) not engage in transactions with any other person except as expressly permitted by the Certificate of Incorporation of the Company; and

                        (ix) Take or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to
(x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all respects with respect to the Company and (y) comply with those procedures described in such provisions which are applicable to the Company;

                        (x) Maintain the assets in a manner which facilitates their identification and segregation from those of any Affiliate;

                        (xi) Except as expressly otherwise permitted hereunder or under any of the other Transaction Documents, not permit the commingling or pooling of its funds or other assets with the assets of any Affiliate;

                        (xii) Maintain financial records which are separate from those of any Affiliate;

                        (xiii) Conduct all of its business (whether in writing or orally) solely in its own name through its duly authorized officer, employees and agents; and

                        (xiv) Not make or declare any dividends or other distributions of cash or property to the holders of its equity securities or make redemptions or repurchases of its equity securities, in either case, on a periodic basis any more frequently than monthly or otherwise, in certain cases, in accordance with appropriate corporate formalities and consistent with sound business judgment.

                (j) Preservation of Corporate Existence. The Company (i) shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) shall qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied within 30 days, be reasonably likely to have a Material Adverse Effect.

                (k) Assessments. The Company will promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it which would be reasonably likely to have a Material Adverse Effect.

                (l) Net Worth. The Company will maintain a net worth of not less than $42,250,829 at all times.

        SECTION II.8 NEGATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

                (a) Accounting of Transfers. Prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as transfers of Receivables and the other Trust Assets by the Company to the Trust or in any other respect account for or treat the transactions under this Agreement (including for financial accounting purposes, except as required by law) in any manner other than as transfers of Receivables and the other Trust Assets by the Company to the Trust; provided, however, that this subsection shall not apply for any tax or tax accounting purposes.

                (b) Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (i) Indebtedness evidenced by the Subordinated Note; (ii) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents; and (iii) Indebtedness for services supplied or furnished to the Company in an amount not to exceed $25,000 at any one time outstanding; provided that any Indebtedness permitted hereunder and described in clauses (i) and (iii) shall be payable by the Company solely from funds available to the Company which are not otherwise required to be applied to the payment of any amounts by the Company pursuant to this Agreement.

                (c) Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Liens, it being understood that no Permitted Lien under clause (ii) of the definition thereof shall cover any of the Trust Assets (except to the limited extent permitted by clause (iii) of such definition).

                (d) Limitation on Guarantee Obligations. Except pursuant to this Agreement become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

                (e) Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                (f) Limitation on Dividends and Other Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (any of the foregoing, a "restricted payment"), unless (i) if, at the date such restricted payment is made, the Company shall have made all payments in respect of any of its repurchase obligations pursuant to this Agreement at such date and (ii) such restricted payment is made no more frequently than on a monthly basis and such restricted payment is effected in accordance with all corporate and legal formalities applicable to the Company; provided, however, that (A) no restricted payment shall be made if an Early Amortization Event has occurred and is continuing (or would occur as a result of such payment) and (B) all restricted payments shall be payable by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to this Agreement.

                (g) Business of the Company. Engage at any time in any business or business activity other than the acquisition of Receivables pursuant to the Receivables Sale Agreement, the assignments and transfers hereunder and the other transactions contemplated by the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those agreements or instruments set forth on Schedule 5.

                (h) Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for any Exchangeable Company Certificate, any Subordinated Company Certificate, the Receivables and the other Trust Assets, provided, however, that
(A) no Early Amortization Event set forth in subsection 7.1(a) has occurred and is continuing at the time any such investment is made and (B) any such investment shall be purchased by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to this Agreement.

                (i) Agreements. (i) Become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents and agreements necessary to perform its obligations under the Transaction Documents or (ii) issue any power of attorney (except to the

Trustee or the Master Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents), or (iii) amend, supplement, modify or waive any of the provisions of the Receivables Sale Agreement, any Lockbox Agreement or Concentration Account Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, supplement, modification or waiver or such exercise of consent rights would not be reasonably likely to have a Material Adverse Effect; provided, however, that each Agent shall have consented to and the Rating Agency Condition shall have been satisfied with respect to any such amendments, supplements, modifications or waivers pursuant to this clause (iii), or (iv) make any optional payment or prepayment on or redemption or purchase of any Indebtedness other than the Subordinated Note.

                (j) Policies. Make any change or modification (or permit any change or modification to be made) in any respect to the Policies, except (i) if such changes or modifications are necessary under any change in any Requirement of Law, (ii) if such changes or modifications would not reasonably be likely to have a Material Adverse Effect with respect to Investor Certifcateholders or
(iii) if the Rating Agency Condition is satisfied with respect thereto; and each Agent has consented thereto.

                (k) Receivables Not To Be Evidenced by Promissory Notes. Subject to the delivery requirement set forth in subsection 2.1(b), take any action to cause any Receivable to be evidenced by any "instrument" (as defined in the applicable UCC) except in connection with its enforcement or collection.

                (l) Offices; Name. (i) Change where it is located for purposes of the applicable UCC or (ii) change its name, without (A) 30 days' prior written notice to the Trustee and each Rating Agency and each Agent, (B) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables, Related Property and Collections now owned or hereafter created and (C) giving the Trustee prompt notice of a change within the state where it is located for purposes of the applicable UCC; provided, however, that the Company shall not change the state where it is located for purposes of the applicable UCC to a state which is within the Tenth Circuit unless it delivers an Opinion of Counsel reasonably acceptable to the Rating Agencies to the effect that Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993) is no longer controlling precedent in the Tenth Circuit.

                (m) Addition of Sellers. Agree to the addition of any Subsidiary of General Cable Corporation as an additional Seller pursuant to
Section 9.14 of the Receivables Sale Agreement without the Master Servicer or another Subsidiary of Parent simultaneously agreeing to act as a Servicer in respect of such additional Seller) under the Transaction Documents.

                (n) Charter. Amend or make any change or modification to its certificate of incorporation without first satisfying the Rating Agency Condition (other than an amendment, change or modification made pursuant to changes in law of the state of its incorporation or amendments to change the Company's name (subject to compliance with subsection 2.8(1) above), registered agent or address of registered office).

                (15) Transaction with Affiliates. The Company will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents and (ii) any other transactions (including, without limitation, the lease of office space or equipment or software by the Company from an Affiliate and the sharing of employees and employee resources and benefits) (A) in the ordinary course of business or as otherwise permitted hereunder, (B) pursuant to the reasonable requirements and purposes of the Company's business, (C) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction.


                                   ARTICLE III

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE III
                          IS APPLICABLE TO ALL SERIES.


        SECTION 3.1 ESTABLISHMENT OF COLLECTION ACCOUNT; CERTAIN ALLOCATIONS.

                (a) The Trustee, for the benefit of the Certificateholders as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Trust with an Eligible Institution or with the corporate trust department of the Trustee or any of its Affiliates, a segregated trust account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "Series Collection Subaccount" and, collectively, the "Series Collection Subaccounts") and for the Company (the "Company Collection Subaccount"). For administrative purposes only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an Outstanding Series, sub-subaccounts of the Series Collection Subaccounts with respect to such Series (respectively, the "Series Principal Collection Sub-subaccount" and "Series Non-Principal Collection Sub-subaccount" and, collectively, the "Series Collection Sub-subaccounts").

                (b) Authority of the Trustee in Respect of the Collection Account and Certificateholders' Interests Therein. The Trustee, on behalf of the Certificateholders, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders as their interests appear in this Agreement and, to the extent set forth in any Supplement, any Credit Enhancer. If, at any time, the Master Servicer has actual notice or knowledge that any institution holding the Collection Account is other than the corporate trust department of the Trustee or any of its affiliates or an Eligible Institution, the Master Servicer shall direct the Trustee to establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and, from the date any such substitute accounts are established, such account shall be the Collection Account. Neither the Company nor the Master Servicer, nor any person or entity claiming by, through or under the Company or the Master Servicer, shall have any right, title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Master Servicer in Article X of this Agreement, the Master Servicer shall have the power to instruct, solely to the extent indicated in the Daily Report, the Trustee to make withdrawals from and payments to the Collection Account for the purposes of carrying out the Master Servicer's duties hereunder. The Master Servicer agrees to give direction in a timely manner to the Trustee to apply all Collections with respect to the Receivables and to make all other applications, allocations and distributions described in this Article III and in the Supplement with respect to each Outstanding Series.

                        Each Series of Investor Certificates shall represent fractional undivided interests in the Trust as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the Supplement related to such Series) to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "Certificateholders' Interest"). The Exchangeable Company Certificate shall represent the interest in the Trust not represented by any Series of Investor Certificates or Subordinated Company Certificates then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "Company Interest"), and each Subordinated Company Certificate, if any, shall represent the interests granted to such Certificate pursuant to the related Supplement; provided, however, that no such Certificate shall represent any interest in any Trust Account and any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.

                (c) Administration of the Collection Account. At the written direction of the Master Servicer, funds on deposit in the Collection Account available for investment, shall be invested by the Trustee in Eligible Investments selected by the Company. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders as their interests appear in this Agreement. Amounts on deposit in each Series Non-Principal Collection Sub-subaccount shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available on or before the Business Day immediately preceding the next Distribution Date. None of such Eligible Investments shall be disposed of prior to the maturity date with respect thereto unless such disposition is reasonably necessary to prevent a loss. All interest and investment earnings (net of losses and investment expenses) on funds deposited in a Series Non-Principal Collection Sub-subaccount shall be deposited in such Sub-subaccount. Amounts on deposit in the Series Principal Collection Sub-subaccounts shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities, if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "Investment Earnings") on such invested funds in a Series Principal Collection Sub-subaccount will be deposited in the related Series Non-Principal Collection Sub-subaccount. If the Master Servicer fails to give such written instruction, the amounts in the Collection Account available for investment shall be invested in investments of the type described in subsection (d) of the definition of Eligible Investments. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 3.1(c) is the cause of such loss or charge.

                (d) Daily Collections. (i) Promptly following receipt of Collections in the form of available funds in the Lockbox Accounts, but in no event later than one Business Day following such receipt (each such Business Day, the "Deposit Date"), the Master Servicer shall cause to be transferred all Collections on deposit (less the aggregate amount of set-offs permitted to be retained pursuant to any applicable Lockbox Agreement or Concentration Account Agreements) in the form of available funds in the Lockbox Accounts and the Concentration Accounts to the Collection Account; provided that such amounts in the Lockbox Accounts may within such time period be transferred from the Lockbox Accounts to the Concentration Accounts and then from the Concentration Accounts to the Collection Account.

                        (ii) No later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written directions received from the Master Servicer) transfer from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection (d)(i) above on such Deposit Date, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections;

                        (iii) No later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written direction of the Master Servicer) allocate funds transferred to the Series Collection Subaccount for each Outstanding Series pursuant to subsection 3.1(d)(ii) to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection

Sub-subaccount of each such Series in accordance with Article III of the related Supplement for such Series.

                        (iv) No later than the Business Day following each Deposit Date, except as otherwise provided in a Supplement, the Trustee shall (in accordance with the written direction of the Master Servicer) transfer to the Company Collection Subaccount the remaining portion of the Aggregate Daily Collections deposited into the Collection Account pursuant to subsection (d)(i) above on such Report Date after giving effect to transfers to be made pursuant to subsection 3.1(d)(ii).

                        (v) Any amounts deposited in the Collection Account but identified as not constituting Collections (including any amounts required to be refunded to a Lockbox Bank in respect of amounts previously credited by such Lockbox Bank in respect of any dishonored checks) shall be paid as directed by the Master Servicer.

                (e) Certain Allocations Following a period other than the Revolving Period.

                        (1) If, as of the last day of any Settlement Period, a period other than the Revolving Period for any Outstanding Series commences and is continuing with respect to such Outstanding Series and at such day, a Revolving Period is still in effect with respect to any other Outstanding Series, then, on the related Settlement Report Date (a "Special Allocation Settlement Report Date"), the Master Servicer shall make the following calculations:

                                (A)     the amount (the "Allocable Charged-Off
Amount") (which shall not be less than zero) equal to the excess of (I) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period over (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period; and

                                (B)     the amount (the "Allocable Recoveries
Amount") (which shall not be less than zero) equal to the excess of (I) the aggregate Principal Amount of Recoveries received during the related Settlement Period over (II) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period.

                        (2) If, on any Special Allocation Settlement Report Date, either (1) the Allocable Charged-Off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with directions from the Master Servicer) allocate (A) to each Outstanding Series an amount equal to the product of (I) the applicable Invested Percentage for such Outstanding Series and (II) such positive amount and (B) allocate to the Exchangeable Company Certificate the portion of each such positive amount remaining after the allocation described in clause (A).

                        (3) With respect to each portion of the Allocable Charged-Off Amount or the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to subsection 3.1(e)(ii) the Trustee shall apply each such amount to such Series in accordance with Article III of the related Supplement for such Series.

                (f) Allocations for the Exchangeable Company Certificate. Until the occurrence and continuation of an Early Amortization Event set forth in subsection 7.1(a), on each Business Day and, after the occurrence and continuation of an Early Amortization Event set forth in subsection 7.1(a), and until the Trust Termination Date, on each Distribution Date, after making all allocations required pursuant to subsection 3.1(d) the Trustee shall (in accordance with the written direction of the Master Servicer) transfer to the holder of the Exchangeable Company Certificate the amounts on deposit in the Company Collection Subaccount.

                (7) Set-Off. (i) If the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Master Servicer or the Trustee (in addition to the provisions of Section 8.5) may set off and apply any amounts otherwise payable to the Company under this Agreement to satisfy the Company's obligation. The Company hereby waives demand, notice or declaration of such set-off and application; provided that notice will promptly be given to the Company after such set-off; provided further that failure to give such notice shall not affect the validity of such set-off.

                        (ii) In the event the Master Servicer shall fail to make a payment as provided in this Agreement or any Supplement, the Trustee (in addition to the provisions of Section 8.5) may set off and apply any amounts otherwise payable to the Master Servicer on account of such obligation. The Master Servicer hereby waives demand, notice or declaration of such set-off and application; provided that notice will promptly be given to the Master Servicer of such set-off; provided further that failure to give such notice shall not affect the validity of such set-off.

                (h) Allocation and Application of Funds. The Master Servicer shall direct in writing the Trustee to apply all Collections with respect to the Receivables as described in this Article III and in the Supplement with respect to each Outstanding Series. The Master Servicer shall direct the Trustee in writing to pay Collections to the holder of the Exchangeable Company Certificate to the extent such Collections are allocated to the Exchangeable Company Certificate under subsection 3.1(f) and as otherwise provided in this Article
III. Notwithstanding anything in this Agreement, any Supplement or any other Transaction Document to the contrary, to the extent that the Trustee receives any Daily Report prior to 2:00 p.m., New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                 THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                   SERIES RELATING TO THE SUPPLEMENT IN WHICH
                             SUCH REMAINDER APPEARS.

                                   ARTICLE IV

                             ARTICLE IV IS RESERVED
                     AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                   WITH RESPECT TO THE SERIES RELATING THERETO



                                END OF ARTICLE IV



                                    ARTICLE V

                                THE CERTIFICATES

        SECTION 5.1 THE CERTIFICATES. The Investor Certificates of each Series, any Class thereof and any Subordinated Company Certificates related thereto shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Exchangeable Company Certificate shall be substantially in the form of Exhibit
A. The Certificates shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 5.2. Except if a higher amount is set forth in the related Supplement, the Investor Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $100,000 in excess thereof unless otherwise specified in any Supplement for any Series and Class. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. Each Subordinated Company Certificate, if any, issued under any Supplement shall be a single certificate and shall represent a subordinated interest in the Trust Assets allocated to such Series, as designated in the related Supplement. The Exchangeable Company Certificate shall also be a single certificate and shall represent the entire Company Interest. The Company is hereby authorized to execute and deliver each Certificate on behalf of the Trust. Each Certificate shall be executed by manual or facsimile signature on behalf of the Company by a Responsible Officer. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

        SECTION 5.2 AUTHENTICATION OF CERTIFICATES. The Trustee shall authenticate and deliver the initial Series of the Investor Certificates that is issued upon original issuance, upon the written order of the Company in a form reasonably satisfactory to the Trustee. The Trustee shall authenticate and deliver the Exchangeable Company Certificate and the Subordinated Company Certificate to the Company simultaneously with its delivery of the initial Series of Investor Certificates. The Certificates shall be duly authenticated by or on behalf of the Trustee, (a) in the case of the Investor Certificates in authorized denominations equal to (in the aggregate) the amount specified in the related Supplement, (b) in the case of any Subordinated Company Certificate, in a denomination equal to the subordinated interest in the Trust Assets allocated to such Certificate in accordance with the terms of the related Supplement and,
(c) in the case of the Exchangeable Company Certificate, in a denomination equal to the remaining Company Interest from time to time, and together evidencing the entire ownership of the Trust. Upon an Exchange as provided in Section 5.10 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the

Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Company or the Persons designated in such Supplement. Upon the order of the Company, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the amount specified in the related Supplement.

        SECTION 5.3 REGISTRATION OF TRANSFER AND EXCHANGE OF INVESTOR CERTIFICATES.

                (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of Section 8.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints The Chase Manhattan Bank as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Transfer Agent and Registrar shall be permitted to resign as the Transfer Agent and Registrar upon 30 days' written notice to the Company, the Trustee and the Master Servicer; provided, however, that such resignation shall not be effective and the Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until the Company has appointed a successor Transfer Agent and Registrar and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 6.3, 8.1, 8.2, 8.3 and 8.5 shall apply to the Transfer Agent and Registrar (or the Trustee to the extent it is so acting) also in its role as Transfer Agent or Registrar, as the case may be, for so long as the Transfer Agent and Registrar (or the Trustee to the extent it is so acting) shall act as Transfer Agent or Registrar, as the case may be.

                The Master Servicer hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 8.5, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for their services under this Section 5.3. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Transfer Agent and Registrar such amounts.

                Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose and the satisfaction of the conditions to transfer specified in the related Supplement, if any, the Company shall execute, and the Trustee shall, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series and Class representing like aggregate Invested Amount and which bear numbers that are not contemporaneously outstanding.

                At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series and Class in authorized denominations of like aggregate Invested Amount, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

                Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute, and the Trustee shall, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

                No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

                All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a customary manner satisfactory to the Trustee.

                The Company shall execute and deliver Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Certificates.

                (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York and, subject to subsection 5.3(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

                (c) Unless otherwise stated in any related Supplements, registration of transfer of Certificates containing a legend relating to restrictions on transfer of such Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

                Certificates issued upon registration of transfer of, or in exchange for, Certificates bearing the legend referred to above shall also bear such legend unless the Company, the Master Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

        SECTION 5.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust and each of them harmless, then, in the absence of actual notice to the Trustee or Transfer Agent and Registrar that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 5.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        SECTION 5.5 PERSONS DEEMED OWNERS. At all times prior to registration of transfer of a Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this
Section 5.5, in determining whether the holders of the requisite Invested Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Company, the Master Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned by the Company, the Master Servicer, any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company, the Master Servicer or an Affiliate thereof.

        SECTION 5.6 APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of the Investor Certificateholders as specified in the related Supplement for any Series) pursuant to Articles III and IV. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be The Chase Manhattan Bank and any co-paying agent chosen by it. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depository institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.6 shall not become effective until acceptance of appointment by the successor Paying Agent, as provided in this Section 5.6. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 6.3, 8.1, 8.2, 8.3 and 8.5 shall apply to the Paying Agent (or the Trustee to the extent it is so acting) also in its role as Paying Agent, for so long as the Paying Agent (or the Trustee to the extent it is so acting) shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

        The Master Servicer hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.5, for the payment of any reasonable compensation (not to exceed the Servicing Fee) payable to the Paying Agent for its services under this Section
5.6. The Trustee hereby agrees that, upon the receipt of such funds from the Master Servicer, it shall pay the Paying Agent such amounts.

        SECTION 5.7 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Master Servicer, the Paying Agent or any Investor Certificateholder, within ten Business Days after receipt by the Trustee of a request therefor from the Company, the Master Servicer, the Paying Agent or such Investor Certificateholder, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee.

        Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

        As soon as practicable following each Record Date the Trustee shall provide to the Paying Agent or its designee, a list of Certificateholders in such form as the Paying Agent may reasonably request.

        SECTION 5.8 AUTHENTICATING AGENT.

                (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent (other than an affiliate of the Trustee) must be reasonably acceptable to the Company.

                (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.8. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an affiliate of the Trustee) shall be appointed unless reasonably acceptable to the Trustee and the Company.

                (d) The Master Servicer hereby agrees to provide the Trustee from time to time with sufficient funds, as promptly as possible, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 5.8. The Trustee hereby agrees that, upon the receipt of such funds from the Master Servicer it shall pay each authenticating agent such amounts.

                (e) The provisions of Sections 6.3, 8.1, 8.2, 8.3 and 8.5 shall be applicable to any authenticating agent.

                (f) Pursuant to an appointment made under this Section 5.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

        "This is one of the Certificates described in the within-mentioned Agreement.

TRUSTEE                                    TRUSTEE
  not in its individual capacity but         not in its individual capacity but
  solely as Trustee                          solely as Trustee


By:                                   OR   By:
   ----------------------------------         ----------------------------------
   Authorized Signatory                             Authenticating Agent


                                           By:
                                              ----------------------------------
                                                    Authorized Signatory


        SECTION 5.9 TAX TREATMENT. It is the intent of the Master Servicer, the Company, the Investor Certificateholders and the Trustee that, for federal, state and local income and franchise tax purposes, the Investor Certificates be treated as indebtedness of the Company secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation. The Company and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat the Investor Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. This Section 5.9 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing persons. For purposes of this Section 5.9, references to Investor Certificateholders shall include the beneficial owner of the Investor Certificates and references to Investor Certificates shall include beneficial interests in the Investor Certificates.

        SECTION 5.10 TENDER OF EXCHANGEABLE COMPANY CERTIFICATE.

                (a) Upon any Exchange, the Trustee shall issue to the Company under Section 5.1, for execution by the Company and redelivery to the Trustee for authentication under Section 5.2, (i) one or more Certificates representing an increase in the amount of an Outstanding Series, and an increase in the related Subordinated Company Certificate, or (ii) one or more new Series of Investor Certificates and the related Subordinated Company Certificate. Any such Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such Certificate belongs so selected by the Company.

                (b) The Company may tender the Exchangeable Company Certificate to the Trustee in exchange for (i) (A) an increase in the amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Subordinated Company Certificate or (B) one or more newly issued Series of Investor Certificates and the related newly issued Subordinated Company Certificate (a "New Series"), and (ii) a reissued Exchangeable Company Certificate (any such tender an "Exchange"). The Company may perform an Exchange by notifying the Trustee, in writing at least three Business Days in advance (an "Exchange Notice"), of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall specify the expected Exchange Date and the designation of any Series to be issued on the Exchange Date. On the Exchange Date, the Trustee shall only authenticate and deliver Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series upon delivery by the Company to the Trustee of the following (together with the delivery by the Company of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Company and specifying the Principal Terms of such Series (provided that no such Supplement shall be required for any increase in the amount of a Series or Class of Investor Certificates unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust, (d) written confirmation from each Rating Agency that the Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then Outstanding Series rated by it, (e) the existing Exchangeable Company Certificate and the new Investor Certificates, if applicable, and the new or existing Subordinated Company Certificate, as the case may be and (f) any additional items required by the Supplement relating to such Series to be issued. Upon the delivery of the items listed in clauses (a) through (f) above the Trustee shall cancel the existing Exchangeable Company Certificate, the applicable Investor Certificates and Subordinated Company Certificate, if applicable, and issue, as provided above, such new Series of or additional Investor Certificates, such new Series of or additional Subordinated Company Certificate, and a new Exchangeable Company Certificate, dated the Exchange Date, in such amounts and such names as directed in writing by the Company. There is no limit to the number of Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Certificates to another Person, obtain a Tax Opinion addressed to the Trustee and the Trust.

                (c) In conjunction with an Exchange, the parties hereto shall, except as otherwise provided in Section 5.10(b), execute a Supplement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional, initial or maximum principal amount, as the case may be, (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the Record Date, (v) the interest payment date or dates and the date or dates from which interest shall accrue, (vi) the method for allocating Collections to Certificateholders, (vii) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts and the method for allocations thereto, (viii) the issue and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (ix) the terms on which the certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (x) the Series Termination Date, (xi) any deposit account maintained for the benefit of Certificateholders, (xii) the number of classes of such Series, and if more than one class, the rights and priorities of each such class, (xiii) the rights of the holder of the Exchangeable Company Certificate that have been transferred to the holders of such Series, (xiv) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts, (xv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses, (xvi) whether such New Series will be a companion series to an Outstanding Series (an "Existing Companion Series"; and together with the New Series, a "Companion Series") and (xvii) other relevant terms (all such terms, the "Principal Terms" of such Series). The Supplement executed in connection with the Exchange shall contain administrative provisions (including provisions relating to the indemnification of the Trustee) which are reasonably acceptable to the Trustee.

                (d) Except as permitted under Section 5.10 of this Agreement, the Company shall not transfer, assign, exchange or otherwise dispose of any Subordinated Company Certificate or any Exchangeable Company Certificate or any interest represented thereby.

                (e) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

        SECTION 5.11 BOOK-ENTRY CERTIFICATES. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "Depository") which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Book-Entry Certificateholder will receive a definitive certificate representing such Book-Entry Certificateholder's interest in the Investor Certificates, except as provided in Section 5.13. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to Certificateholders pursuant to Section 5.13 or the related Supplement:

                (a) the Company, the Master Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Certificateholder without respect to whether there has been any actual authorization of such actions by the Book-Entry Certificateholders with respect to such actions;

                (b) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Agreement, the provisions of this
Section 5.11 shall control; and

                (c) the rights of Book-Entry Certificateholders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Book-Entry Certificateholders and the

Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal, interest and other amounts on the Investor Certificates to such Clearing Agency Participants.

        Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series the Company receives an opinion of independent counsel that the Certificates of such Class or Series will be treated as indebtedness for federal income tax purposes.

        SECTION 5.12 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Book-Entry Certificateholders pursuant to Section 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

        SECTION 5.13 DEFINITIVE CERTIFICATES. If (a)(i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Master Servicer Default, Book-Entry Certificateholders representing more than 50% of the Invested Amount held by such Book-Entry Certificateholders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Book-Entry Certificateholders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Clearing Agency Participants of the occurrence of any such event and of the availability of Definitive Certificates to Book-Entry Certificateholders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Company shall execute and the Trustee shall authenticate the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.


                                   ARTICLE VI

                             OTHER MATTERS RELATING
                                 TO THE COMPANY

        SECTION 6.1 LIABILITY OF THE COMPANY. The Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement.

        SECTION 6.2 LIMITATION ON LIABILITY OF THE COMPANY. None of the Company's directors or officers or employees or agents shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether or not such action or inaction arises from express or implied duties under any Transaction Document; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

        SECTION 6.3 INDEMNIFICATION OF THE TRUSTEE AND THE TRUST. Without limiting any other rights which the Trustee, Paying Agent and the Trust (each, an "Indemnified Party") may have hereunder or under applicable law, the Company hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from any breach by the Company of its representations, warranties, covenants or other obligations under this Agreement or any Supplement, excluding, however, (a) Indemnified Amounts to the extent resulting from willful misconduct, bad faith or gross negligence on the part of such Indemnified Party or (b) recourse for uncollectible Receivables; provided that any payments made by the Company pursuant to this subsection shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to this Agreement.

                                   ARTICLE VII

                            EARLY AMORTIZATION EVENTS

        SECTION 7.1 EARLY AMORTIZATION EVENTS. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "Early Amortization Event") shall occur:

                (a) (i) the Company or the Master Servicer, as the case may be, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or the Master Servicer, as the case may be, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or the Master Servicer, as the case may be, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or the Master Servicer, as the case may be, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or the Master Servicer, as the case may be, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or the Master Servicer, as the case may be, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                (b) the Trust or the Company shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

                (c) the Trust is characterized for federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation;

then, an "Early Amortization Period" with respect to all Outstanding Series shall commence without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event. The Master Servicer shall notify each Rating Agency, each Agent and the Trustee of the occurrence of any Early Amortization Event. Further, upon the commencement against the Company of a case, proceeding or other action described in clause (a)(ii) or (iii) above, the Company shall not purchase Receivables from any Seller, or transfer Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal.

        SECTION 7.2 ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS.

                (a) If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. The Trustee shall promptly proceed to collect, sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, and in a manner which is contemplated to maximize the proceeds to be made available to the Trustee. The Trustee shall so act in accordance with the instructions of Investor Certificateholders holding more than 50% of the Invested Amount of each Class of all Outstanding Series, provided that, if the Trustee receives contrary instructions from any such Class with respect to the actions to be taken, the Trustee shall continue to collect such Receivables rather than selling, disposing or liquidating them. The provisions of Sections 7.1 and 7.2 shall not be deemed to be mutually exclusive. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in
Section 8.5.

                (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and such proceeds will be distributed to holders of each Outstanding Series after immediately being deposited in the Collection Account, in accordance with the provisions of Section 3.1(e) and the related Supplement for such Series. After giving effect to all such deposits, the remainder, if any, shall be allocated to the Company Interest and shall be released to the holder of the Exchangeable Company Certificate or the Subordinated Company Certificate, as applicable, upon surrender thereof.


                                  ARTICLE VIII

                                   THE TRUSTEE

        SECTION 8.1 DUTIES OF TRUSTEE. (a) The Trustee, prior to the occurrence of a Master Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Master Servicer Defaults or Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into such Agreements against the Trustee. If a Master Servicer Default or Early Amortization Event to the actual knowledge of a Responsible Officer of the Trustee has occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it in its capacity as Trustee by this Agreement and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The provisions of this Section shall be applicable to the Trustee in its capacity as Trustee hereunder. If the Trustee shall have succeeded to the obligations of the Master Servicer, the provisions of Article X hereof shall govern the actions of the Trustee as Successor Servicer.

                (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties; but in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall, subject to Section 8.1, examine them to determine whether they substantially conform to the requirements of this Agreement; provided, that the Trustee shall not be responsible for the accuracy or content of any document furnished pursuant to this Agreement.

                (c) Subject to subsection 8.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct; provided, however, that:

                        (i) The Trustee shall not be liable in its individual capacity for an error of judgment unless it shall be proved that the Trustee was grossly negligent, or acted in bad faith, in ascertaining the pertinent facts;

                        (ii) The Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Master Servicer or the holders of Investor Certificates evidencing in excess of 50% (or such lesser percentage as set forth in any applicable provision) of the Aggregate Invested Amount;

                        (iii) The Trustee shall not be charged with knowledge of any failure by The Master Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, any Agent or any Investor Certificateholder;

                        (iv) The Trustee shall not be charged with knowledge of an Early Amortization Event or a Master Servicer Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such event from the Master Servicer, any Agent or any holder of Investor Certificates; In the absence of the receipt of such notice or actual knowledge, the Trustee may conclusively assume there is no early Amortization Event or Master Servicer Event.

                        (v) The Trustee shall have no responsibility or liability for investment losses on Eligible Investments, except to the extent that such losses directly resulted from the Trustee's gross negligence or willful misconduct; and



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

                        (vi) The Trustee shall have no duty to monitor the performance of the Master Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Master Servicer. The Trustee shall have no liability in connection with compliance of the Master Servicer or the Company with statutory or regulatory requirements related to the Receivables.

                (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Master Servicer under such Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

                (e) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust.

                (f) The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any recording, refiling or redepositing of any thereof; (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account, (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

        SECTION 8.2 RIGHTS OF THE TRUSTEE. Except as otherwise provided in
Section 8.1:

                (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                (b) The Trustee may consult with counsel (at the Company's expense) and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity acceptable to the Trustee against the costs, expenses and liabilities which may be incurred herein or hereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Master Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or wilful misconduct in the performance of any such act;

                (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; provided that the Trustee shall be liable for its gross negligence or willful misconduct;

                (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the holders of Investor Certificates evidencing more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; provided, however, that such holders of Investor Certificates shall reimburse the Trustee for any expense resulting from any such investigation requested by them to the extent the Trustee is not otherwise reimbursed hereunder; provided, further, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company; provided that any payments made by the Company pursuant to this subsection shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to this Agreement;

                (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or gross negligence on the part of, or for the supervision of, any such agent, affiliate, attorney, custodian or nominee appointed with due care by it hereunder;

                (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose; and

                (h) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

        SECTION 8.3 TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 8.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Collection Account (including any subaccount) or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of this Agreement.

                The Trustee shall not be accountable for the use or application by the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer or any Servicer in respect of the Receivable or deposited in or withdrawn from the Accounts or any lockbox by or at the direction of the Master Servicer or any Master Servicer or Lockbox Processor. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

        SECTION 8.4 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, or any Seller as it would have were it not the Trustee. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

        SECTION 8.5 TRUSTEE'S FEES AND EXPENSES. The Master Servicer covenants and agrees to pay, but only from funds available to it as the Servicing Fee paid under this Agreement, to the Trustee annually in advance on the Closing Date and on each one year anniversary thereof, and the Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between the Trustee and the Master Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. The Trustee shall be entitled to reimbursement from the Master Servicer (other than from the Trust Assets, except as provided in this Agreement) upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to Certificateholders), costs, disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or by reason of its status as Trustee under this Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel), except any such expense, disbursement, loss, liability, damage or advance as may arise from its gross negligence or bad faith. Notwithstanding anything contained in this Agreement to the contrary, the Trustee shall not be entitled to reimbursement for any costs or expenses incurred in connection with the review, negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Certificates on the Closing Date except for such costs and expenses as have been agreed to in writing between the Trustee and the Master Servicer. If the Trustee is appointed Successor Servicer in accordance with Article X, this
Section 8.5 shall not apply to expenses, disbursements, losses, liabilities, damages and advances made or incurred by the Trustee in its capacity as Successor Servicer which items shall be paid, first, out of the Servicing Fee and second, to the extent not paid therefrom, from amounts distributable to the Company pursuant to Section 9.4 or as provided in any Supplement. The provision of this Section 8.5 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. The covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section shall survive the termination of this Agreement and shall be binding on the Master Servicer and Parent notwithstanding any replacement of Parent as Master Servicer. The Master Servicer's covenants and disbursements contained in this Section 8.5 shall survive the termination of this Agreement. In the event that the Master Servicer fails to pay the amounts due to the Trustee pursuant to this Section 8.5, or following the commencement and continuation of an Early Amortization Period, the Trustee shall be entitled to deduct and receive such amounts from the Servicing Fee, prior to the payment thereof to the Master Servicer.

        SECTION 8.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation (a) organized and doing business under the laws of the United States of America or any state thereof, (b) authorized under such laws to exercise corporate trust powers, (c) having (or having a holding company parent with) a combined capital and surplus of at least $50,000,000 and be reasonably acceptable to each Rating Agency. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 8.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7.

        SECTION 8.7 RESIGNATION OR REMOVAL OF TRUSTEE. (a) Subject to paragraph
(c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Master Servicer, each Agent and the Rating Agencies. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. The Master Servicer must obtain the consent of each Agent to the appointment of any successor trustee, which consent shall not be unreasonably withheld. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 hereof and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this
Section 8.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.8.

                (d) The obligations of the Company described in Sections 6.3 hereof and the obligations of the Master Servicer described in Section 8.5 hereof and Section 10.11 hereof shall survive the removal or resignation of the Trustee as provided in this Agreement.

                (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

        SECTION 8.8 SUCCESSOR TRUSTEE. (a) Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Master Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Master Servicer shall immediately give notice, but in no event less than ten days prior to any such resignation or removal, to each Rating Agency and each Agent upon the appointment of a successor trustee.

                (b) No successor trustee shall accept appointment as provided in this Section 8.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6.

                (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

        SECTION 8.9 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than ten days prior to any such merger or consolidation, to the Rating Agencies upon any such merger or consolidation of the Trustee.

        SECTION 8.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.8. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

                (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                        (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                        (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Company.

                (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        SECTION 8.11 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Company shall prepare and file or shall cause to be prepared and filed any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Company shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Certificateholders. The Trustee, upon request, will furnish the Company with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee in its



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individual capacity be liable for any liabilities, costs or expenses of the
Trust, the Certificateholders, the Company or the Master Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

        SECTION 8.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

        SECTION 8.13 SUITS FOR ENFORCEMENT. If a Master Servicer Default or Early Amortization Event shall occur and be continuing, the Trustee may, as provided in Section 10.6 of this Agreement, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any other Transaction Document by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Investor Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Investor Certificateholder in any such proceeding.

        SECTION 8.14 RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE. The Agent or Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to such Series; provided, however, that, subject to Section 8.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or expose it to personal liability or be unduly prejudicial to the rights of Investor Certificateholders not party to such direction; and provided, further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders.



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        SECTION 8.15 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee
represents and warrants that:

                (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the United States or any of its fifty states and is duly authorized and empowered to exercise trust powers under applicable law;

                (b) the Trustee has the power and authority to enter into this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

                (c) this Agreement, including each Supplement and each of the Transaction Documents executed by it have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

        SECTION 8.16 MAINTENANCE OF OFFICE OR AGENCY. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee will give prompt written notice to the Company, the Master Servicer and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

        SECTION 8.17 LIMITATION OF LIABILITY. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertaking and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.



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

                                   ARTICLE IX

                                   TERMINATION

        SECTION 9.1 TERMINATION OF TRUST; OPTIONAL REPURCHASE.

                (a) The Trust shall dissolve and terminate and the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth and any indemnification obligations hereunder) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) the Distribution Date in May, 2007 and (ii) at the option of the Company, at any time when the Aggregate Invested Amount is zero (unless an Early Amortization Event as specified in Section 7.1 of this Agreement shall have occurred and be continuing in which case the Company shall be deemed to elect to terminate the Trust pursuant to this clause (ii)); provided that the Trust shall remain in effect solely for the purposes of winding up the affairs of the Trust and collecting, liquidating, disposing of and distributing Trust Assets in connection therewith, as set forth herein (the "Trust Termination Date").

                (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date pursuant to Article III) the Invested Amount of any Series would be greater than zero, the Trustee, at the written direction of and in the manner specified by the Master Servicer, shall sell within 30 days of such Distribution Date all of the Receivables and other Trust Assets. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article III. During such 30-day period, the Master Servicer shall continue to collect Collections on the Receivables and allocate Collections in accordance with the provisions of Article III. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.5.

        SECTION 9.2 OPTIONAL REPURCHASE AND FINAL TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES.

                (a) Unless otherwise specified in a Supplement, on the Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than the Optional Repurchase Percentage of the Invested Amount (or such other amount as may be set forth in the related Supplement) for such Series as of the day preceding the beginning of such Amortization Period, the Master Servicer shall have the option to repurchase the entire Certificateholders' Interest of such Series, at a purchase price equal (i) to the outstanding Invested Amount of the Investor Certificates of such Series plus (ii) accrued and unpaid interest through the date of such purchase (after giving effect to any payment of principal and monthly interest on such



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date of purchase) plus (iii) all other amounts then payable to all Investor
Certificateholders of such Series under the related Supplement. The amount of the purchase price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on the Distribution Date in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Certificateholders' Interest in the Receivables shall terminate and such interest therein will be allocated to the Company Interest and such Certificateholders will have no further rights with respect thereto. In the event that the Master Servicer fails for any reason to deposit the purchase price for such Receivables, the Certificateholders' Interest in the Receivables and other Trust Assets will continue and monthly payments will continue to be made to the Certificateholders. All Certificates of a Series which are purchased by the Master Servicer pursuant to this subsection shall be delivered by the Master Servicer upon such purchase to, and be canceled in accordance with the written directions of the Master Servicer by, the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

                (b) Unless otherwise provided in a Supplement, all principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell Trust Assets or cause Trust Assets to be sold, in accordance with the directions of (and in the manner specified by) more than 50% of the Controlling Class of the Investor Certificateholders of such Series and pay the proceeds to all Certificateholders of such Series as provided in the Supplement. Absent such direction from Investor Certificateholders representing more than 50% of the Invested Amount of the Controlling Class of such Series, the Trustee shall continue to hold the Trust Assets in respect of such Series in accordance with the terms of this Agreement until the Trust Termination Date (or until Investor Certificateholders representing more than 50% of the Invested Amount of the Controlling Class of such Series shall otherwise direct the Trustee); provided that the terms of this Agreement, the related Supplement shall be deemed to remain in full force and effect, except that no additional Receivables shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.5. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the holder of the related Subordinated Company Certificate, unless and to the extent otherwise specified in any applicable Supplement. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this Section 9.2.

        SECTION 9.3 FINAL PAYMENT WITH RESPECT TO ANY SERIES. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days, or such lesser period as the



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Trustee may agree, prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Master Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in Section 10.4 covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                (b) Notwithstanding the termination of the Trust pursuant to subsection 9.1(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 9.2, all funds then on deposit in the Collection Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Certificateholders) shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates in accordance with the terms hereof. Any Certificate not surrendered on the date specified in subsection 9.3(a)(i) shall cease to accrue any interest provided for such Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Certificateholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

        SECTION 9.4 COMPANY'S TERMINATION RIGHTS. Upon the termination of the Trust pursuant to Section 9.1 and the surrender of the Exchangeable Company Certificate and payment to the



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Trustee (in its capacity as such and in its capacity as Successor Servicer) of all amounts owed to it under this Agreement, the Trustee shall assign and convey in favor of the Company (without recourse, representation or warranty) in exchange for the Exchangeable Company Certificate all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to subsection 9.3(b). The Trustee shall execute and deliver such instruments of assignment in each case without recourse, representation or warranty, as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets.

                                    ARTICLE X

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

        SECTION 10.1 ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATING TO THE MASTER SERVICER.



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

                (a) General Cable Industries, Inc. agrees to act, and is hereby appointed by the Company and the Trustee to act, as the initial Master Servicer under this Agreement, and all Certificateholders, including the Company, by their acceptance of the Certificates consent to General Cable Industries, Inc.'s acting as Master Servicer. The Master Servicer shall supervise the servicing and administration of the Receivables and shall supervise the collection of payments due under the Receivables in accordance with (i) prudent standards and its customary and usual servicing procedures for servicing receivables owned by it and comparable to the Receivables and in accordance with the Policies and (ii) the standard set forth in clause (ii) of the definition of "Eligible Successor Servicer" (which standard the Master Servicer represents is not inconsistent with the standard set forth in clause
(i) above) and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided, however, that if General Cable Industries, Inc. is no longer the Master Servicer, the Master Servicer shall service the Receivables in accordance with the standards that would be employed by a prudent institution in servicing comparable receivables for its own account. The Master Servicer will be responsible on a daily basis for servicing, managing and accepting or collecting payments on the Receivables; provided, however, that the Master Servicer will hold such collections in trust for the benefit of the Certificateholders and shall transfer them as provided in Section 10.1(e) hereof. Servicing activities performed by the Master Servicer with respect to the Receivables shall include collecting and recording payments, communicating with obligors, investigating payment delinquencies, providing billing records to Obligors and maintaining internal records. Managerial and custodial services performed by the Master Servicer shall include providing assistance in any inspections of the documents and records relating to the Receivables by the Trustee to the extent provided in this Agreement, maintaining the agreements, documents and files relating to the Receivables as custodian and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee to the extent provided in this Agreement. Without limiting the generality of the foregoing and subject to Article III, the Master Servicer is hereby authorized and empowered (i) to instruct the Trustee to make withdrawals and payments from the Collection Account and any other applicable account established pursuant to this Agreement (including any Supplement) as set forth in this Agreement (including any Supplement), (ii) to execute and deliver, on behalf of the Trustee for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivable, and (iii) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws.

                (b) The Master Servicer shall not be obligated to use separate servicing procedures (except as may be specified herein), offices or employees for servicing the Receivables



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

from the procedures, offices or employees used by the Master Servicer in connection with servicing other receivables of the same type.

                (c) The Master Servicer shall, on behalf of the Company, the Trustee and the Certificateholders, enforce their respective rights and interest in and under the Receivables. If General Cable Industries, Inc. is not the Master Servicer, General Cable Industries, Inc. shall promptly deliver to the Master Servicer, at General Cable Industries, Inc.'s expense, and the Master Servicer shall hold in trust for the Company, the Trustee and the Certificateholders in accordance with their respective interests, all books and records, files, documents, instruments and records (including, without limitation, computer tapes or disks and microfiche lists) that evidence or relate to Receivables.

                (d) In the event that the Company is unable for any reason to transfer Receivables to the Trustee in accordance with the provisions of this Agreement (including, without limitation, by reason of any court of competent jurisdiction ordering that the Company not transfer any additional Receivables to the Trustee) then, in any such event, (A) the Master Servicer agrees to allocate and pay to the Trustee, after the date of such inability, all Collections with respect to Receivables transferred to the Trustee prior to the occurrence of such event; and (B) the Master Servicer agrees to have such amounts applied as Collections in accordance with this Agreement.

                (e) Obligors shall be instructed by the Company or the Master Servicer to make all payments on the Receivables to Lockboxes maintained by Lockbox Banks pursuant to Lockbox Agreements or a Concentration Account pursuant to a Concentration Account Agreement; provided, however, that if, notwithstanding instructions to the contrary given to any Obligor, Collections from such Obligor are received by the Master Servicer, such Collections shall be deposited in the Collection Account by the Master Servicer immediately, but in no event later than the next Business Day upon receipt of such funds.

                (f) The Master Servicer or, in the event that there is a Successor Servicer, General Cable Industries, Inc. shall have the power revocable by the Trustee to instruct each Lockbox Bank to make withdrawals from the Lockbox Accounts in accordance with this Agreement. All Collections on Receivables of amounts due and owing will, pending instructions by the Master Servicer for transfer to the Collection Account, be deposited in or held in the Lockbox Account by the Master Servicer in the name of the Trustee and shall be remitted promptly to the Collection Account but not later than two Business Days after such deposits become available funds.

        SECTION 10.2 SERVICING COMPENSATION.

                (a) As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Master Servicer shall be entitled to receive a servicing fee in respect of each day prior to the Trust Termination Date (the "Servicing Fee"), payable on each Distribution Date equal to the product of (i) one-twelfth, (ii) the Servicing



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

Fee Percentage and (iii) the aggregate unpaid Principal Amount of the Receivables as of the first day of the immediately preceding Settlement Period.

                (b) The share of the Servicing Fee allocable to each Series with respect to any Distribution Date shall be equal to the product of (i) the Servicing Fee and (ii) the Invested Percentage. Any Servicing Fees shall be payable to the Master Servicer solely pursuant to the terms of, and to the extent amounts are available for payment as provided in the Supplement relating to any Series, provided that the portion allocable to the Exchangeable Company Certificate shall be made out of the distribution allocated to the Company hereunder.

                (c) The Master Servicer's expenses include the amounts due to the Trustee pursuant to Section 8.5, the reasonable fees and disbursements of independent accountants, all other expenses incurred by the Master Servicer in connection with its activities hereunder, and all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the Master Servicer be liable for any federal, state or local tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. In the event that the Master Servicer fails to pay the amounts due to the Trustee pursuant to Section 8.5, or following the commencement and continuation of an Early Amortization Period, the Trustee shall be entitled to deduct and receive such amounts from the Servicing Fee, prior to the payment thereof to the Master Servicer. The Master Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

        SECTION 10.3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER. General Cable Industries, Inc., as initial Master Servicer, and any Successor Servicer by its appointment hereunder, hereby represents and warrants, in the case of the initial Master Servicer, as of the Closing Date and, with respect to any Series as of the date of any Supplement and the related closing date, and in the case of any Successor Servicer, as of the date of its appointment and, with respect to any Series issued after such date, as of the date of the related Supplement and the related closing date, in each case unless otherwise stated in such Supplement, and covenant until (i) the Aggregate Invested Amount is reduced to zero, (ii) the Investor Certificateholders shall have received all accrued interest on the applicable Certificates, and (iii) all obligations of the Company and the Master Servicer to the Investor Certificateholders or payable or distributable under this Agreement shall have been finally and fully paid and performed as follows:

                (a) Organization and Good Standing. The Master Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and any Supplement and to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.



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

                (b) Due Qualification. The Master Servicer is duly qualified to do business and is in good standing (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to obtain such license, approval or qualification would have a Material Adverse Effect upon the Certificateholders or upon the ability of the Master Servicer to perform its obligations under this Agreement.

                (c) Due Authorization. The execution, delivery and performance by the Master Servicer of this Agreement and any Supplement, and the consummation by the Master Servicer of the transactions provided in this Agreement and any Supplement, have been duly authorized by all necessary action on the part of the Master Servicer.

                (d) Binding Obligation. Each of this Agreement and any Supplement constitute legal, valid and binding obligations of the Master Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general.

                (e) No Violation. The execution and delivery of this Agreement and any Supplement by the Master Servicer, and the performance by the Master Servicer of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Master Servicer of the terms hereof applicable to the Master Servicer, will not conflict with, violate any provision of, require any filing (except for certain filings required by the UCC which have been completed), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Master Servicer, or the organizational documents of the Master Servicer, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect and except for such violations which would not materially and adversely affect the performance by the Master Servicer of such transactions and the fulfillment by the Master Servicer of such terms (and except that the Master Servicer makes no representation or warranty regarding state securities or "blue sky" laws), or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Master Servicer is a party or by which it is bound.

                (f) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of the Master Servicer, would adversely affect the performance by the Master Servicer of its obligations under this Agreement or any Supplement, or (iii) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any Supplement.



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

                (g) Compliance with Requirements of Law. The Master Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and will comply with all Requirements of Law in connection with servicing the Receivables.

                (h) No Rescission or Cancellation. The Master Servicer shall not permit any rescission or cancellation of a Receivable or a related contract, except as ordered by a court of competent jurisdiction or other governmental authority and except in the ordinary course of business where permitted under the Policies of the Master Servicer.

                (i) Protection of Certificateholders' Rights. The Master Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of Investor Certificateholders in any Receivable, except, if no Early Amortization Event shall have occurred and be continuing, to
(a) extend the maturity of a Receivable for no more than 60 days or (b) adjust the unpaid Principal Amount of any Receivable as it may deem appropriate to maximize Collections thereof and to adjust the unpaid Principal Amount of any Receivable to reflect Dilution Adjustments, both in accordance with the applicable Policies.

                (j) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Master Servicer of this Agreement and any Supplement, the performance by the Master Servicer of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Master Servicer of the terms hereof and thereof have been obtained; provided, however, that the Master Servicer makes no representation or warranty regarding state securities or "blue sky" laws.

                (k) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. The Master Servicer will not, without the prior written consent of each Agent and written confirmation from each Rating Agency that the rating on any Series of Certificates will not be adversely affected (i) permit the Company to make any material changes in the Policies (including the Master Servicer's Policies in effect as of the Closing Date and attached hereto as Exhibit C) or (ii) amend, modify or waive, or permit the Company to amend, modify or waive, any term or condition of any related contract, which extension, amendment, modification, waiver or change, would, individually or in the aggregate (A) have a Material Adverse Effect on any Investor Certificateholders, or (B) cause a Receivable that would otherwise not be an Eligible Receivable to continue to be or to become an Eligible Receivable.

                (l) No Change in Ability to Service. With respect to the initial Master Servicer only, since the Closing Date, there has been no adverse change in the ability of the Master Servicer to service and collect the Receivables.



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                (m)     Lockbox Banks. The Master Servicer shall direct each
Lockbox Bank to make payments to the Collection Account or to a Concentration Account. The Master Servicer shall direct the Concentration Account Bank to make payments to the Collection Account.

                (n) Keeping of Records and Books of Account. The Master Servicer shall maintain and implement administrative and operating procedures (including, without limitation, the ability to create records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information reasonably necessary or advisable for the collection of all the Receivables. Such documents, books and records, microfiche lists, computer files, tapes or disks shall reflect all payments and credits with respect to the Receivables and the computer records shall be clearly marked to show the interests of the Trustee in the Receivables.

                (o) Performance and Compliance with Sellers' Contracts. The Master Servicer shall or, if General Cable Industries, Inc. is no longer the Master Servicer, each Seller shall timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the contracts related to the Receivables.

                (p) No Master Servicer Default. No Master Servicer Default or Potential Master Servicer Default has occurred and is continuing.

                (q) No Early Amortization Event. No Early Amortization Event or Potential Early Amortization Event, has occurred and is continuing.

                (r) Maintenance of Privileges. The Master Servicer shall maintain all of its rights, powers and privileges required for the collectability of the Receivables.

                (s) Accuracy of Information. All written information furnished on and after the Closing Date by the Master Servicer to the Company or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case in light of the circumstances under which such statements were made or such information was furnished.

        SECTION 10.4 REPORTS AND RECORDS FOR THE TRUSTEE; BANK ACCOUNT
STATEMENTS.

                (a) Daily Records. Upon reasonable prior notice by the Trustee, the Master Servicer shall make available at the principal office of the Master Servicer for inspection by the Trustee or its agent on a Business Day during the Master Servicer's normal business hours a record setting forth (i) the Collections on each Receivable and (ii) the Principal Amount of Receivables for the Business Day preceding the date of the inspection. The Master Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables



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will be specifically identified and, upon reasonable prior request of the
Trustee, shall make available to the Trustee, at the principal office of the Master Servicer on any Business Day during the Master Servicer's normal business hours, such computer files and any computer programs necessary to make such identification.

                (b)     Daily Report.

                        (i) On each Business Day, the Master Servicer shall prepare, or, if General Cable Industries, Inc. is not the Master Servicer, General Cable Industries, Inc. and the Successor Servicer shall prepare, a completed Daily Report substantially in the form attached hereto as Exhibit C.

                        (ii) The Master Servicer (or if General Cable Industries, Inc. is not the Master Servicer, General Cable Industries, Inc. and the Successor Servicer) shall deliver to the Trustee the Daily Report by 10:00 a.m., Cincinnati, Ohio time, on each Business Day with respect to activity in the Receivables for the prior Business Day and any non-Business Days immediately preceding such prior Business Day.

                (c) Monthly Settlement Statement. By each Settlement Report Date, the Master Servicer shall, or if General Cable Industries, Inc. is not the Master Servicer, General Cable Industries, Inc. and the Successor Servicer shall, with information provided by General Cable Industries, Inc., which General Cable Industries, Inc. agrees to provide, perform the calculations to be made on such Settlement Report Date and reported on the related Monthly Settlement Statement and, prior to 10:00 a.m., Cincinnati, Ohio time, on, the Settlement Report Date, deliver to the Trustee, the Rating Agencies, each Agent, each Investor Certificateholder and General Cable Industries, Inc. (if prepared by a Successor Servicer), the Monthly Settlement Statement substantially in the form attached hereto as Exhibit E (the "Monthly Settlement Statement") for the related Settlement Period.

        SECTION 10.5 NOTICES TO THE COMPANY, TRUSTEE, AGENTS AND RATING AGENCIES. The Master Servicer shall deliver or make available to the Company each certificate and report required to be prepared, forwarded or delivered pursuant to Sections 10.4 and 10.18. The Master Servicer shall also deliver and make available to the Trustee, each Agent and the Rating Agencies each certificate and report required to be prepared, forwarded or delivered pursuant to Section 10.18.

        SECTION 10.6 MASTER SERVICER DEFAULTS. If any one of the following events (a "Master Servicer Default") shall occur and be continuing:

                (a) failure by the Master Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit on the date such payment, transfer or deposit or such instruction or notice is required to be made or given,



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as the case may be, under the terms of this Agreement or any Supplement on or before the second Business Day after the date such payment, transfer or deposit is required to be made;

                (b) failure on the part of the Master Servicer duly to observe or perform any other covenants or agreements of the Master Servicer set forth in this Agreement or any Supplement that has a Material Adverse Effect on the holder of the Exchangeable Company Certificate or the Certificates of any Series or on the collectability of the Receivables, which failure continues unremedied for a period of 30 days (unless the Master Servicer is proceeding diligently and in good faith to remedy the breach, in which case, it shall have up to an additional 30 days to accomplish the remedy so long as its efforts continue diligently and in good faith in furtherance thereof) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or by the holders of Investor Certificates of any Series evidencing undivided interests in the Trust Assets aggregating more than 10% of the Invested Amount of any Series materially adversely affected thereby; or the Master Servicer shall assign its duties under this Agreement, except as permitted by Sections 10.11, 10.14 and 10.16;

                (c) any representation, warranty or certification made by the Master Servicer in this Agreement, any Supplement or in any certificate or report delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which (i) has a Material Adverse Effect on the rights of the holder of the Exchangeable Company Certificate or the Investor Certificates of any Series or (ii) materially adversely affects the collectability of the Receivables, and which failure continues unremedied for a period of 30 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or by the holders of Investor Certificates of any Series evidencing undivided interests in the Trust Assets aggregating more than 10% of the Invested Amount of any Series materially adversely affected thereby; or

                (d) the Master Servicer were to receive a rating on any of its Indebtedness and such meeting were below "B+" as specified by S&P; or

                (e) An Insolvency Event with respect to the Master Servicer shall have occurred;

then, in the event of any Master Servicer Default, so long as the Master Servicer Default shall not have been remedied, the Trustee may, and at the direction of the holders of Investor Certificates evidencing more than 50% of the Invested Amount of the Controlling Class of any Series materially and adversely affected thereby, shall by notice then given in writing to the Master Servicer and the Company (with a copy thereof to each Rating Agency, each Agent and to the Trustee if given by a Person other than the Trustee) (a "Termination Notice"), may terminate the rights and obligations of the Master Servicer as Master Servicer under this Agreement. After receipt by the Master Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed pursuant to Section 10.7, all authority and power of the Master Servicer under this Agreement and



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each Supplement shall pass to and be vested in a Successor Servicer (a
"Servicing Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Master Servicer to cooperate) to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, which grant of authority is irrevocable and coupled with an interest, all documents and other instruments upon the failure of the Master Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicing Transfer. The removed Master Servicer agrees to cooperate with the Trustee, the Company and such Successor Servicer in effecting the termination of the responsibilities and rights of the removed Master Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the removed Master Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Master Servicer for deposit, or which have been deposited by the Master Servicer in the Lockbox Account or Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The removed Master Servicer shall at its expense promptly transfer, to the extent it is permitted by applicable law to do so, its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer, to the extent it is permitted by applicable law to do so, to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request and shall, to the extent not prohibited by licensing restrictions, provide access to or copies of computer software, including by means of sublicensing arrangements if applicable, to the extent necessary for the continued servicing of the Receivables; provided, however, that the removed Master Servicer shall not be required, to the extent it has an ownership interest in any electronic records, computer software or licenses, to transfer, assign, set-over or otherwise convey such ownership interest(s) to the Successor Servicer. The removed Master Servicer at its expense shall provide the Successor Servicer with access to any computer hardware in its possession for a reasonable time after the removed Master Servicer's termination to the extent necessary for the uninterrupted servicing of the Receivables. Notwithstanding the foregoing, the Master Servicer shall not be required to provide such access, whether with respect to computer hardware or software, if to provide such access would violate applicable contractual restrictions (including pursuant to any licensing arrangements to which the removed Master Servicer, is a party); provided, however, that the removed Master Servicer shall use its reasonable best efforts in seeking consents or waivers necessary to permit the Successor Servicer to have such access. To the extent that compliance with this Section 10.6 shall require the removed Master Servicer to disclose to the Successor Servicer information of any kind which the removed Master Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such confidentiality agreements as the removed Master Servicer shall reasonably deem necessary to protect its interest. Notwithstanding the foregoing, a delay in or failure of performance under this Section 10.6 shall not constitute a removed Master Servicer Default for a period not to exceed 90 days if such delay or failure was caused by an Act of God, the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes and



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no funds have been remitted to General Cable Industries, Inc. or the Company.
The preceding sentence shall not relieve the removed Master Servicer from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and each Supplement, and the removed Master Servicer shall provide the Trustee, the Rating Agencies, each Agent, the Company and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Trustee, any Agent and the Investor Certificateholder in writing of any Potential Master Servicer Default. In connection with any Servicing Transfer, all reasonable costs and expenses (including attorneys, fees) incurred by the Trustee in connection with transferring the Receivables to the Successor Servicer and entering into a written assumption and agreement with the Successor Servicer pursuant to this Section 10.6 and Section 10.7 shall be paid by the removed Master Servicer upon presentation of reasonable documentation of such costs and expenses and if not paid by the removed Master Servicer shall be payable up to an amount not to exceed $100,000 from amounts held in the Collection Account.

        SECTION 10.7 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR SERVICER.

                (a) On and after the receipt by the Master Servicer of a Termination Notice pursuant to Section 10.6, the Master Servicer shall continue to perform all servicing functions under this Agreement and any Supplement until the date specified in the Termination Notice or, if no such date is specified in such Termination Notice, until a date specified by the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Successor Servicer as a successor Master Servicer (the "Successor Servicer") and such Successor Servicer shall have obtained written consent of each Agent, which shall not be unreasonably withheld and, written confirmation from each Rating Agency that the then current rating on any outstanding Series will not be reduced or withdrawn as a result of such appointment and shall accept its appointment by a written assumption and agreement to perform all of the duties, obligations and liabilities of the Master Servicer hereunder in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment when the then existing Master Servicer ceases to act as Master Servicer, or upon the occurrence of the events specified in Section 10.6(d), the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent of the Master Servicer or the Trustee; provided, however, that any such delegation shall not relieve the Trustee as Successor Servicer of its liabilities and responsibilities with respect to its duties as Successor Servicer. Notwithstanding the above, the Trustee shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint as Successor Servicer a Person that is an Eligible Successor Servicer. The Trustee shall promptly give notice to each Rating Agency and each Agent of the appointment of a Successor Servicer upon such appointment.

                (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the removed Master Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the



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Master Servicer by the terms and provisions hereof, and all references in this
Agreement and any Supplement to the Master Servicer shall be deemed to refer to the Successor Servicer.

                (c) In connection with any Termination Notice, the Trustee shall be permitted to appoint any Eligible Successor Servicer as a Successor Servicer and General Cable Industries, Inc. shall be responsible for payment of all servicing compensation, if any, in excess of the Servicing Fee. No such monthly compensation of a Successor Servicer paid out of Collections shall be in excess of the Servicing Fee permitted to a Successor Servicer pursuant to
Section 10.2.

                (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Article IX, and shall pass to and be vested in the Company and, without limitation, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, which grant of authority is irrevocable and coupled with an interest, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer shall agree to cooperate with the Company in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables, including, without limitation, all authority over Collections then held by the Successor Servicer or which shall thereafter be received by the Successor Servicer. The Successor Servicer shall promptly transfer its electronic records relating to the Receivables to the Company in such electronic form as the Company may reasonably request and shall promptly transfer all other records, correspondence and documents to the Company in the manner and at such times as the Company shall reasonably request. To the extent that compliance with this Section 10.7 shall require the Successor Servicer to disclose to the Company information of any kind which the Successor Servicer deems to be confidential, the Company shall be required to enter into such licensing and confidentiality agreements as the Successor Servicer shall reasonably deem necessary to protect its interests.

        SECTION 10.8 NOTIFICATION TO CERTIFICATEHOLDERS. Upon the occurrence of any Master Servicer Default or Potential Master Servicer Default, the Master Servicer shall give prompt written notice thereof to the Trustee and any Agent and, upon receipt of such written notice, the Trustee shall give notice to each Rating Agency, and the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Investor Certificateholders at their respective addresses appearing in the Certificate Register and any Agent.

        SECTION 10.9 WAIVER OF PAST DEFAULTS. The Holders of Investor Certificates evidencing undivided interests aggregating more than 50% of the Invested Amount of the Controlling Class of any Series materially adversely affected by any default by the Master Servicer or Company may, on behalf of all Certificateholders of such affected Series, waive any default by the Master Servicer or the Company in the performance of their obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect



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to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

        SECTION 10.10 LIABILITY OF THE MASTER SERVICER. The Master Servicer shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Master Servicer in its capacity as Master Servicer.

        SECTION 10.11 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, GENERAL CABLE INDUSTRIES, INC. AS MASTER SERVICER. General Cable Industries, Inc., for so long as it is the Master Servicer, shall not consolidate with or merge into any other corporation (other than an Affiliate) or convey or transfer substantially all of its properties and assets to any Person (other than an Affiliate), unless:

                (a) the corporation formed by such consolidation or into which General Cable Industries, Inc. is merged or the Person which acquires by conveyance or transfer substantially all of the properties and assets of General Cable Industries, Inc. shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if General Cable Industries, Inc. is not the surviving entity, such corporation shall qualify as an Eligible Successor Servicer and shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of General Cable Industries, Inc. as Master Servicer in this Agreement, any Supplement and the Receivables Sale Agreement;

                (b) General Cable Industries, Inc. has delivered notice of such consolidation, merger, transfer or conveyance to the Rating Agencies and received written confirmation from each Rating Agency that such action will not result in the withdrawal or downgrade of the original rating of any outstanding Series and to each Agent and has received the consent of such Agent; and

                (c) No Master Servicer Default, Potential Master Servicer Default, Purchase Termination Event, Potential Purchase Termination Event, Early Amortization Event, or Potential Early Amortization Event has occurred or shall result therefrom and all representations and warranties of the Master Servicer shall remain true and correct if such a transaction occurs.

                (d) the Master Servicer has delivered to the Trustee (A) an Officer's Certificate of the Master Servicer stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
Section 10.11 and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Opinion of Counsel stating that such supplemental agreement is the legal, valid and binding obligations of the parties (other than the Trustee) thereto.



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        SECTION 10.12 LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS.
Subject to Section 10.13 with respect to the Master Servicer, except as otherwise specifically provided herein or in any Supplement, neither the Master Servicer nor any of the directors or officers or employees or Affiliates or agents of the Master Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for taking any action or for refraining from taking any action pursuant to this Agreement (including any Supplement), whether arising from express or implied duties under this Agreement (including any Supplement) or otherwise; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any director or officer or employee or Affiliate or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability. The provisions of this Section shall survive termination of this Agreement and termination of the Trust.

        SECTION 10.13 MASTER SERVICER INDEMNIFICATION OF THE TRUST AND THE TRUSTEE. The Master Servicer shall indemnify and hold harmless the Trustee (and each of its directors, officers, employees and agents) and the Trust, individually and for the benefit of the Certificateholders, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trustee or the Trust pursuant to this Agreement, including those arising from acts or omissions of the Master Servicer pursuant to this Agreement, or otherwise arising out of this Agreement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any action, proceeding or claim; provided, however, that the Master Servicer shall not indemnify the Trustee or the Trust, individually or for the benefit of the Certificateholders, if such acts, omissions or alleged acts or omissions constitute or result from fraud, negligence, breach of fiduciary duty or willful misconduct by the Trustee; and provided, further, that the Master Servicer shall not indemnify the Trust or the Certificateholders, with respect to (x) any losses, liabilities, expenses, damages or injuries of the Trust with respect to any action taken by the Trustee at the request of any Investor Certificateholder of any Series, (y) any federal, state or local taxes (or any interest or penalties or additions with respect thereto), or (z) any losses, liabilities, expenses, damages or injuries incurred by any Investor Certificateholder as a result of defaults (including, without limitation, losses incurred as a result of Defaulted Receivables) on the Receivables. Any indemnification pursuant to this Section shall not be payable from the Trust Assets. The provisions of such indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section shall survive the resignation or removal of the Master Servicer and the termination of this Agreement.



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        SECTION 10.14 THE MASTER SERVICER NOT TO RESIGN. The Master Servicer
shall not resign from the obligations and duties hereby imposed on it except upon its determination (and notification to the Trustee) that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Master Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel (which Opinion of Counsel may not be provided by in-house counsel to the Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 10.7 hereof; provided, that if within one hundred twenty (120) days of the date that the Master Servicer notifies the Trustee of its determination described in the first sentence of this Section 10.14 and delivers to the Trustee the Opinion of Counsel referred to above the Trustee does not appoint an Eligible Successor Servicer in accordance with Section 10.7 to act as Successor Servicer, then the Trustee shall automatically be appointed Successor Servicer in accordance with Section 10.7 (but shall have the continued authority to appoint another Person as Successor Servicer).

        SECTION 10.15 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE RECEIVABLES. The Master Servicer shall provide to the Trustee and its representatives access to personnel having knowledge about the Receivables and copies of the documents, books, files, microfiche lists, computer records, disks or tapes and other information regarding the Receivables and the other Trust Assets and to the Investor Certificateholders where required in connection with the Trustee's enforcement of the rights of the Certificateholders, or required by applicable statutes or regulations, to review such documentation, such access and copies, if any, being afforded without charge but only (i) upon prior written request, (ii) during normal business hours and (iii) subject to the Master Servicer's normal security and confidentiality procedures.

        SECTION 10.16 DELEGATION OF DUTIES. In the ordinary course of business, the Master Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the applicable Policies and this Agreement (including any Supplement); provided, however, with respect to any proposed delegation of a material function relating to the servicing of the Receivables to a Person other than a Subsidiary or Affiliate, written notice shall be given to each Rating Agency, each Agent and the Trustee of such delegation. Any delegation shall not relieve the Master Servicer of its liability and responsibility with respect to such duties and shall not constitute a resignation within the meaning of Section 10.14 hereof.

        SECTION 10.17 EXAMINATION OF RECORDS. The Company and the Master Servicer shall, prior to the sale or transfer to a third party of any receivable, contract or invoice held in its custody, examine its computer and other records to determine that such receivable, contract or invoice is not part of the Trust Assets.

        SECTION 10.18 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT AND OTHER REPORTS. The Master Servicer shall deliver to the Trustee and each
Agent:



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                (a)     As soon as available and in any event within ninety (90)
days after the end of each fiscal year of the Master Servicer, a copy of the annual statements of income and cash flows for the Master Servicer for such fiscal year and the related balance sheet as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP consistently applied (except for such changes in application which are approved by the Master Servicer's independent public accountants and disclosed therein), accompanied by an opinion of Deloitte & Touche LLP or other big five independent public accountants selected by the Master Servicer, together with a certificate from the Master Servicer's independent public accountants confirming that, in conducting such audit, nothing came to their attention which caused them to believe that the Master Servicer was not in compliance with this Agreement insofar as it relates to accounting matters, with the understanding that such audit was not directed primarily toward obtaining knowledge of such noncompliance;

                (b)     As soon as available and in any event within forth-five
(45) days after the end of the first three fiscal quarters of each fiscal year of the Master Servicer, a copy of (A) the unaudited statement of income and cash flows of the Master Servicer for such fiscal quarter and for the period from the beginning of the respective fiscal year to the end of such fiscal quarter, and
(B) an unaudited balance sheet of the Master Servicer as at the end of such fiscal quarter; setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and all of the foregoing prepared in accordance with GAAP consistently applied (except for such changes in application which are approved by the Master Servicer's financial officer preparing such statements and disclosed therein);

                (c) Within ninety (90) days after the end of each fiscal year of the Company, a report with respect to the Transaction Documents by Deloitte & Touche LLP or any other big five firm of independent public accountants. Each such report shall state that the accountants have compared the amounts contained in a sample of Daily Reports and Monthly Settlement Statements randomly selected from all Daily Reports and Monthly Settlement Statements delivered to the Trustee during the period covered by such report with the records (including computer records) from which such amounts were derived and that, on the basis of such comparison, such accountants are of the opinion that the amounts are in agreement with such documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report; and

                (d) Contemporaneously with the furnishing of a copy of each annual and quarterly report provided for in Sections 10.18(a) and 10.18(b), respectively, a certificate, in the form attached as Exhibit D, dated the date of delivery and signed by a Responsible Officer of the Master Servicer, which certificate shall state that said financial statements fairly present the financial position and results of operations of the Master Servicer in accordance with GAAP consistently applied (except for such changes in application identified in such certificate which are approved by the Company's independent public accountants or, in the case of the quarterly reports, by such officer and further subject to normal year-end adjustments) and that such Responsible Officer has reviewed the relevant terms of the Agreement and Supplements and has made, or caused to be made under such Responsible Officer's supervision, a review of the Company's activities during the period covered by the statements then being furnished, and that the review has not disclosed the existence of an Early Amortization Event, or if there is such an event, describing it and the steps, if any, taken or being taken to cure it.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        SECTION 11.1 AMENDMENT. (a) This Agreement and each Supplement in respect of an Outstanding Series and the other Transaction Documents may be amended in writing from time to time by the Master Servicer, the Company and the Trustee, without the consent of any holder of any outstanding Certificate, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to make an addition to, change in any manner or eliminate any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Officer's Certificate (supported by an Opinion of Counsel with respect to any question of law) delivered to the Trustee, adversely affect in any material respect the interests of the Investor Certificateholders. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                (b) The Agreement and, to the extent provided in any Supplement, any other agreement relating to the Receivables may also be amended in writing from time to time by the Master Servicer, the Company and the Trustee with the consent of Investor Certificateholders evidencing more than 50% of the aggregate Invested Amount of the Controlling Class of each Outstanding Series adversely affected by any such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such other agreement or of modifying in any manner the rights of holders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) change in any manner the amount of, or change the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of each such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of each such Investor Certificateholder; or (iii) reduce the aforesaid percentage of holders which are required to consent to any such amendment without the consent of all Investor Certificateholders of all Series adversely affected. Any amendment which changes or eliminates any covenant or other provision of this Agreement which is solely for the benefit of one or more Outstanding Series, or which modifies the rights of the Investor Certificateholders of one or more Outstanding Series with respect to such covenant or other provision, shall be deemed not to adversely affect the rights of the Investor Certificateholders of any other Outstanding Series.

                (c) Notwithstanding anything in this Section 11.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

                (d) The Company or the Master Servicer shall deliver any proposed amendment to each Agent at least five days prior to the execution and delivery thereof.

                (e) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to Section 11.1(a)) the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to the applicable Series), and the Master Servicer shall furnish written notification of the substance of such amendment to each Rating Agency and each Agent.

                (f) No amendment shall be effective until the Rating Agency Condition has been satisfied.

                (g) It shall not be necessary for the consent of any Agent or Investor Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by any Agent or Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                (h)     In executing or accepting any amendment pursuant to this
Section 11.1, the Trustee (i) shall be entitled to receive and rely upon a Tax Opinion and (ii) shall, upon request, be entitled to receive and rely upon (A) an Opinion of Counsel stating that (1) such amendment is authorized pursuant to a specific provision of this Agreement and complies with such provision, and (2) all conditions precedent to the execution, delivery and performance of such amendment shall have been satisfied in full and (B) a certificate from a Responsible Officer of the Company stating that such amendment shall not adversely affect the interests of the Investor Certificateholders of any Outstanding Series whose consent to such amendment was not obtained hereunder.

        SECTION 11.2 PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST. The Company shall cause all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to fully create, preserve and protect the first priority and perfected right, title and interest of the Trustee hereunder to all property comprising the Trust. The Company shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Company fails to file such financing or continuation statements then the Trustee shall have the right (but not the obligation) to file the same on behalf of the Company.

        SECTION 11.3 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, a written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner provided herein or in any Supplement and for the equal, ratable and common benefit of all Investor Certificateholders. For the protection and enforcement of the provisions of this Section 11.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Certificateholders agree to the provisions of this Section 11.3.

        SECTION 11.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 11.5 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company, the Master Servicer and the Trustee, or to such other address as may be hereafter notified by the respective parties hereto:

        If to the Company:

                General Cable Capital Funding, Inc.
                1105 N. Market Street, Suite 1300
                P.O. Box 8985
                Wilmington, DE 19899
                Attention: Treasurer

        with a copy to the Master Servicer.

        If to the Master Servicer:

                General Cable Industries, Inc.
                4 Tesseneer Drive
                Highland Heights, KY 41076
                Attention: Stephen J. Smith
                Telecopy: (859) 572-8444

        with copies to:

                General Cable Industries, Inc.
                4 Tesseneer Drive
                Highland Heights, KY 41076
                Attention: Robert Siverd, Esquire
                Telecopy:  (859) 572-8444
                and

                Blank Rome Comisky & McCauley, LLP
                One Logan Square
                Philadelphia, PA 19103-6998
                Attention: Lawrence F. Flick, II
                Telecopy: (215) 569-5399

        The Trustee:

                The Chase Manhattan Bank
                450 West 33rd Street
                New York, New York 10001
                Attention: Institutional Trust Services, General Cable Master Trust
                Telecopy: (212) 946-3916

        To any Agent:

                To the address for such Agent in
                the Supplement or related documents

Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        SECTION 11.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

        SECTION 11.7 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Company or Master Servicer without the prior written consent of the Trustee, the holders of 66-2/3% of the Invested Amount of each Controlling Class of Outstanding Series, each Agent and without the Rating Agency Condition having been satisfied with respect to such assignment.

        SECTION 11.8 CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.2 hereof are, and shall be deemed, fully paid.

        SECTION 11.9 FURTHER ASSURANCES. The Company and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

        SECTION 11.10 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege, hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

        SECTION 11.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

        SECTION 11.12 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in Section 6.3 and this Article XI, no other Person will have any right or obligation hereunder.

        SECTION 11.13 ACTIONS BY CERTIFICATEHOLDERS.

                (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

        SECTION 11.14 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

        SECTION 11.15 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

        SECTION 11.16 NO SET-OFF. Except as expressly provided in this Agreement, the Trustee agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Master Servicer or any Certificateholder.

        SECTION 11.17 NO BANKRUPTCY PETITION. Each of the Trustee, the Master Servicer and the Certificateholders hereby covenant and agree that, prior to the date which is one year and one day after the date of the earlier of the termination of this Agreement and the payment in full of all amounts owed to any Certificateholder hereunder, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

        SECTION 11.18 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it,
(b) except with respect to Section 8.15 hereof the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own bad faith willful misconduct or gross negligence and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement; provided further, that the foregoing clauses (a) through (d) shall survive the resignation or removal of the Trustee.

        SECTION 11.19 CERTAIN INFORMATION; CONFIDENTIALITY.

                (a) The Master Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably request to perform its obligations hereunder.

                (b) The Trustee agrees to keep confidential all information that it receives under any Transaction Document from each Seller, the Master Servicer and the Company and will not, without the prior written consent of such Seller, the Master Servicer or the Company, disclose such information; provided that the Trustee may disclose such information (i) to any then-present Investor Certificateholder or prospective purchaser designated in writing by such Investor Certificateholder if such information consists of (A) independent accountant's letters, annual tax statements, Monthly Settlement Statements, quarterly certifications or any other information designated in writing by the Company to the Trustee as required to be delivered pursuant to Rule 144A (all information in this clause (A), collectively, whether or not required by Rule 144A, "Rule 144A Information") or
(B) financial statements of Parent or the Company, (ii) to the Trustee's employees, directors, agents (including any Affiliate of the Trustee performing duties of the Trustee under the Transaction Documents) or other professional advisors, (iii) to the extent required by law, regulation or the order of any court, (iv) which has been publicly disclosed other than (a) by the Trustee in breach of the Transaction Documents or (b) to the actual knowledge of a Responsible Officer of the Trustee, by any Investor Certificateholder or prospective purchaser in breach of its respective confidentiality obligations, or (v) in connection with the exercise of any remedy or as necessary for the fulfillment of its obligations, under the Transaction Documents.

        SECTION 11.20 PAYMENTS BY COMPANY. Whenever any provision in the Transaction Documents permits or obligates the Company to make a payment hereunder, failure to make such payment shall not constitute a breach by the Company giving rise to any actionable claim against the Company by any party hereto to the extent that amounts properly distributed to the Company pursuant to this Agreement, any Supplement and the Receivables Sale Agreement are insufficient to make such payment. The foregoing sentence shall not in any manner limit the ability of the Company to make any such payment from the proceeds of any increase in the principal amounts outstanding under the Subordinated Note in accordance with the terms of the Receivables Sale Agreement or any contribution to the equity of the Company.

           {SIGNATURE PAGE TO POOLING AND SERVICING AGREEMENT FOLLOWS}

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                    GENERAL CABLE CAPITAL FUNDING, INC.


                                    By:
                                       -----------------------------------------
                                    Name: Stephen J. Smith
                                    Title:  Treasurer and Assistant Secretary



                                    GENERAL CABLE INDUSTRIES, INC., as
                                    Master Servicer


                                    By:
                                       -----------------------------------------
                                    Name: Stephen J. Smith
                                    Title:  Treasurer and Assistant Secretary



                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee


                                    By:
                                       -----------------------------------------
                                    Name: Patricia Russo
                                    Title: Vice President









               {SIGNATURE PAGE TO POOLING AND SERVICING AGREEMENT}

                                                                      Schedule 1


                              Receivables Schedule


        Tape or microfiche to be delivered by the Company to the Trustee.

                                                                      Schedule 2


                           Identification of Accounts

The following accounts have been established by and at The Chase Manhattan Bank, pursuant to Section 3.1 of the Master Pooling and Servicing Agreement, dated as of May 9, 2001, among General Cable Capital Funding, Inc. (the "Company"), General Cable Industries, Inc. (the "Master Servicer") and The Chase Manhattan Bank (the "Trustee"):


                Account Name


General Cable 2001 Master Trust Collection Account

General Cable 2001 Master Trust Company
Collection Sub-account

                                                                      Schedule 3


                             Special Obligor Limits


                                      NONE.

                                                                      Schedule 4


                Location of Chief Executive Office of the Company


                        1105 N. Market Street, Suite 1300
                              Wilmington, DE 19899

                                    EXHIBIT A

                FORM OF FACE OF EXCHANGEABLE COMPANY CERTIFICATE


        Dated: ______________
        Registered No.: ______________

        No. CE-1

                         GENERAL CABLE 2001 MASTER TRUST
                        EXCHANGEABLE COMPANY CERTIFICATE

         This certificate evidences a fractional undivided interest in assets of the GENERAL CABLE 2001 MASTER TRUST the corpus of which consists primarily of the trade obligations of customers receivables of General Cable Industries, Inc. ("GCI") arising under certain accounts. This certificate (the "Exchangeable Company Certificate") does not represent an interest in or obligation of General Cable Capital Funding, Inc. (the "Company"), GCI, or any affiliate thereof. The Company may tender the Exchangeable Company Certificate to the Trustee from time to time in exchange for (i) (A) an increase in the amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Subordinated Company Certificate or (B) one or more newly issued Series of Investor Certificates and the related newly issued Subordinated Company Certificate, and (ii) a reissued Exchangeable Company Certificate, all in accordance with the terms and conditions provided in the Agreement identified on the reverse side of this Exchangeable Company Certificate.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Exchangeable Company Certificate shall not be entitled to any benefit under the Agreement referred to on the reverse side hereof, or be valid for any purpose.

        THIS EXCHANGEABLE COMPANY CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE EXCHANGEABLE COMPANY CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

        THIS EXCHANGEABLE COMPANY CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

        IN WITNESS WHEREOF, the Transferor has caused this Exchangeable Company Certificate to be duly executed.


                                        GENERAL CABLE CAPITAL FUNDING, INC.


                                        By:
                                           -------------------------------------
                                        Name: Stephen J. Smith
                                        Title: Treasurer and Assistant Secretary

Dated: May 9, 2001



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is the Exchangeable Company Certificate referred to in the within-mentioned Agreement.


                                       THE CHASE MANHATTAN BANK

                                       The Chase Manhattan Bank, not in its
                                       individual capacity but solely as Trustee


                                       By:
                                          --------------------------------------
                                            Authorized Signatory

                   REVERSE OF EXCHANGEABLE COMPANY CERTIFICATE

        This certifies that General Cable Capital Funding, Inc., a Delaware corporation ("Transferor"), is the registered owner of a fractional undivided interest in the assets of the GENERAL CABLE 2001 MASTER TRUST (the "Trust") not allocated to the Investors' Interest, pursuant to the Master Pooling and Servicing Agreement dated as of May 9, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement"), by and among the Transferor, General Cable Industries, Inc., as servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the The Chase Manhattan Bank at 450 West 33rd Street, 15th Floor, New York, NY 10001-2697 Attention: Corporate Trust Department. Capitalized terms defined in the Agreement and used herein without definition have the meanings ascribed to them in the Agreement.

        This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Exchangeable Company Certificate by virtue of its acceptance hereof assents and is bound.

        This Certificate is not permitted to be sold, transferred, assigned, exchanged, pledged or otherwise conveyed except in accordance with the Agreement.

        This Certificate is the Exchangeable Company Certificate, which represents the interest in the Trust not represented by any Series of Investor Certificates or Subordinated Company Certificates then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in the Agreement. This Exchangeable Company Certificate shall not represent any interest in the Trust Assets, except as expressly provided in the Agreement.

        Upon the termination of the Trust pursuant to Article IX of the Agreement and the surrender of the Exchangeable Company Certificate, the Trustee shall assign and convey to the Transferor or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables and other Trust Assets, whether then existing or thereafter created and all proceeds thereof, except for amounts held by the Trustee pursuant to
Section 9.3(b) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Transferor to vest in the Transferor or its designee all right, title and interest which the Trust had in the Receivables and other Trust Assets.

                                    EXHIBIT B

                            FORM OF LOCKBOX AGREEMENT

                                    EXHIBIT C

                     FORM OF CONCENTRATION ACCOUNT AGREEMENT

                                    EXHIBIT D

            FORM OF QUARTERLY MASTER SERVICER'S CERTIFICATE AGREEMENT

                         GENERAL CABLE INDUSTRIES, INC.
                     QUARTERLY MASTER SERVICER'S CERTIFICATE

        This Certificate is being executed and delivered pursuant to the terms of the Master Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 9, 2001, among General Cable Capital Funding, Inc., as Company, General Cable Industries, Inc., as Master Servicer (the "Master Servicer") and The Chase Manhattan Bank, as Trustee and the Series 2001-1 and Series 2001-VFC Supplements to the Pooling and Servicing Agreement (the "Supplements"). Capitalized terms used in this Certificate, and not specifically defined herein, shall have the meanings and definitions ascribed to them in the Pooling and Servicing Agreement and the Supplements.

        The undersigned hereby certifies as follows:

  1. I am the duly elected and acting of the Master Servicer and have the requisite authority to execute and deliver this Certificate on behalf of the Master Servicer.

  2. To the best of my knowledge and belief, the financial statements of the Master Servicer, attached hereto as Exhibit "A", fairly present the financial position and results of operations of the Master Servicer, as of the date hereof, in accordance with GAAP consistently applied, except for the following changes in application which are approved by the Master Servicer's independent public accountants or, in the case of quarterly reports, by the undersigned and further subject to normal year-end adjustments:



  3. I have reviewed the relevant terms of the Pooling and Servicing Agreement and Supplements and have made, or caused to be made, under my supervision, a review of the activities of General Cable Capital Funding, Inc. during the period covered by the financial statements being furnished herewith, and that the review, to the best of my knowledge and belief, has not disclosed the occurrence of an Early Amortization Event as defined in the Pooling and Servicing Agreement and the Supplements has disclosed the following Early Amortization Event as defined in the Pooling and Servicing Agreement and the
Supplements: ________________. The following steps are being taken to cure such Early Amortization Event:_____________________________.

  IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of __________, 200__.


-------------------------------
Name:
Title:

                                    EXHIBIT E

                      FORM OF MONTHLY SETTLEMENT STATEMENT



                                      E-1